--------------------------------------------------------------------------------







                          NORTH AMERICAN VACCINE, INC.


                                       and

                              BANKERS TRUST COMPANY
                                   as Trustee



                             -------------------

                                    INDENTURE
                          Dated as of November 12, 1998
                             -------------------





                     4.5% Convertible Secured Notes due 2003

--------------------------------------------------------------------------------

                Certain Sections of this Indenture relating to
                       Sections 310 through 318 of the
                          Trust Indenture Act of 1939:
Section 310 (a)(1)   .................................      609
            (a)(2)   .................................      609
            (a)(3)   .................................      Not Applicable
            (a)(4)   .................................      Not Applicable
            (a)(5)   .................................      609
            (b)      .................................      608
Section 312 (a)      .................................      701
                     .................................      702(a)
            (b)      .................................      702(b)
            (c)      .................................      702(c)
Section 314 (a)      .................................      704
            (a)(4)   .................................      1004
            (b)      .................................      1502
            (c)(1)   .................................      102
            (c)(2)   .................................      102
            (c)(3)   .................................      Not Applicable
            (d)      .................................      1501
            (e)      .................................      102
Section 315 (a)      .................................      601
            (b)      .................................      602
            (c)      .................................      601
            (d)      .................................      601
            (e)      .................................      514
Section 316 (a)(1)(A).................................      502
                     .................................      512
            (a)(1)(B).................................      513
            (a)(2)   .................................      Not Applicable
            (b)      .................................      508
            (c)      .................................      104(c)
Section 317 (a)(1)   .................................      503
            (a)(2)   .................................      504
            (b)      .................................      1003
Section 318 (a)      .................................      107

                               TABLE OF CONTENTS*
                                                                            PAGE

Parties........................................................................1
Recitals of the Company........................................................1

ARTICLE ONE  Definitions and Other Provisions of General Application.........1
   SECTION 101. Definitions..................................................1
   SECTION 102. Compliance Certificates and Opinions.........................7
   SECTION 103. Form of Documents Delivered to Trustee.......................8
   SECTION 104. Acts of Holders; Record Dates................................8
   SECTION 105. Notices, Etc., to Trustee and Company........................9
   SECTION 106. Notice to Holders; Waiver...................................10
   SECTION 107. Conflict with Trust Indenture Act...........................10
   SECTION 108. Effect of Headings and Table of Contents....................11
   SECTION 109. Successors and Assigns......................................11
   SECTION 110. Separability Clause.........................................11
   SECTION 111. Benefits of Indenture.......................................11
   SECTION 112. Governing Law...............................................11
   SECTION 113. Legal Holidays..............................................11
   SECTION 114. Intentionally Left Blank....................................12
   SECTION 115. Limitation on Individual Liability..........................12
   SECTION 116. Execution in Counterparts...................................12
   SECTION 117. Interest Act (Canada).......................................12

ARTICLE TWO.................................................................12
   SECTION 201. Forms Generally.............................................12
   SECTION 202. Form of Face of Security....................................13
   SECTION 203. Form of Reverse of Definitive Securities....................18

ARTICLE THREE  The Securities...............................................28
   SECTION 301. Title and Terms.............................................28
   SECTION 302. Denominations...............................................28
   SECTION 303. Execution, Authentication, Delivery and Dating..............29
   SECTION 304. Temporary Securities........................................29
   SECTION 305. Registration, Registration of Transfer and Exchange.........30
   SECTION 306. Mutilated, Destroyed, Lost and Stolen Securities............32
   SECTION 307. Payment of Interest; Interest Rights Preserved..............33
   SECTION 308. Persons Deemed Owners.......................................34
   SECTION 309. Cancellation................................................34
   SECTION 310. Computation of Interest.....................................35

ARTICLE FOUR  Satisfaction and Discharge....................................35

--------------------
*Note: This table of contents shall not, for any purposes, be deemed to be a part of the Indenture.

   SECTION 401. Satisfaction and Discharge of Indenture.....................35
   SECTION 402. Application of Trust Money..................................36
   SECTION 403. Reinstatement...............................................36

ARTICLE FIVE  Remedies......................................................37
   SECTION 501. Events of Default...........................................37
   SECTION 502. Acceleration of Maturity; Rescission and Annulment..........38
   SECTION 503. Collection of Indebtedness and Suits for Enforcement by
         Trustee............................................................40
   SECTION 504. Trustee May File Proofs of Claim............................40
   SECTION 505. Trustee May Enforce Claims Without Possession of Securities.41
   SECTION 506. Application of Money Collected..............................41
   SECTION 507. Limitation on Suits.........................................42
   SECTION 508. Unconditional Right of Holders to Receive Principal,
         Premium, Additional Amounts and Interest and to Convert............42
   SECTION 509. Restoration of Rights and Remedies..........................43
   SECTION 510. Rights and Remedies Cumulative..............................43
   SECTION 511. Delay or Omission Not Waiver................................43
   SECTION 512. Control by Holders..........................................43
   SECTION 513. Waiver of Past Defaults.....................................44
   SECTION 514. Undertaking for Costs.......................................44

ARTICLE SIX  The Trustee....................................................45
   SECTION 601. Certain Duties and Responsibilities.........................45
   SECTION 602. Notice of Defaults..........................................45
   SECTION 603. Certain Rights of Trustee...................................46
   SECTION 604. Not Responsible for Recitals or Issuance of Securities......47
   SECTION 605. May Hold Securities.........................................47
   SECTION 606. Money Held in Trust.........................................48
   SECTION 607. Compensation and Reimbursement..............................48
   SECTION 608. Disqualification; Conflicting Interests.....................49
   SECTION 609. Corporate Trustee Required; Eligibility.....................49
   SECTION 610. Resignation and Removal; Appointment of Successor...........50
   SECTION 611. Acceptance of Appointment by Successor......................51
   SECTION 612. Merger, Conversion, Consolidation or Succession to Business.51
   SECTION 613. Preferential Collection of Claims Against Company...........51
   SECTION 614. Appointment of Authenticating Agent.........................51

ARTICLE SEVEN  Holders'Lists and Reports by Trustee and Company.............53
   SECTION 701. Company to Furnish Trustee Names and Addresses of Holders...53
   SECTION 702. Preservation of Information; Communication to Holders.......54
   SECTION 703. Reports by Trustee..........................................54
   SECTION 704. Reports by Company..........................................54
   SECTION 705. Intentionally Left Blank....................................54

ARTICLE EIGHT  Consolidation, Merger, Conveyance, Transfer or Lease.........55

   SECTION 801. Company May Consolidate, Etc., Only on Certain Terms........55
   SECTION 802. Successor Substituted.......................................55

ARTICLE NINE  Supplemental Indentures.......................................56
   SECTION 901. Supplemental Indentures Without Consent of Holders..........56
   SECTION 902. Supplemental Indentures with Consent of Holders.............57
   SECTION 903. Execution of Supplemental Indentures........................58
   SECTION 904. Effect of Supplemental Indentures...........................58
   SECTION 905. Conformity with Trust Indenture Act.........................58
   SECTION 906. Reference in Securities to Supplemental Indentures..........58
   SECTION 907. Notice of Supplemental Indenture............................58

ARTICLE TEN  Covenants......................................................59
   SECTION 1001. Payment of Principal, Premium and Interest.................59
   SECTION 1002. Maintenance of Office or Agency............................59
   SECTION 1003. Money for Security Payments to Be Held in Trust............59
   SECTION 1004. Statement By Officers as to Default........................61
   SECTION 1005. Existence..................................................61
   SECTION 1006. Maintenance of Properties..................................61
   SECTION 1007. Payment of Taxes and Other Claims..........................61
   SECTION 1008. Resale of Certain Securities...............................62
   SECTION 1009. Waiver of Certain Covenants................................62
   SECTION 1010. Additional Amounts.........................................62

ARTICLE ELEVEN  Redemption of Securities....................................63
   SECTION 1101. Right of Redemption........................................63
   SECTION 1102. Applicability of Article...................................63
   SECTION 1103. Election to Redeem; Notice to Trustee......................63
   SECTION 1104. Selection by Trustee of Securities to be Redeemed..........63
   SECTION 1105. Notice of Redemption.......................................64
   SECTION 1106. Deposit of Redemption Price................................65
   SECTION 1107. Securities Payable on Redemption Date......................65
   SECTION 1108. Securities Redeemed in Part................................65

ARTICLE TWELVE  Subordination of Securities.................................66
   SECTION 1201. Securities Subordinated to Senior Indebtedness.............66
   SECTION 1202. Payment Over of Proceeds Upon Dissolution. Etc.............66
   SECTION 1203. Prior Payment to Senior Indebtedness upon Acceleration of
         Securities.........................................................67
   SECTION 1204. Intentionally Left Blank...................................68
   SECTION 1205. Payment Permitted If No Default............................68
   SECTION 1206. Subrogation to Rights of Holders of Senior Indebtedness....68
   SECTION 1207. Provisions Solely to Define Relative Rights................69
   SECTION 1208. Trustee to Effectuate Subordination........................69
   SECTION 1209. No Waiver of Subordination Provisions......................69
   SECTION 1210. Notice to Trustee..........................................70

   SECTION 1211. Reliance on Judicial Order or Certificate of Liquidating
         Agent..............................................................70
   SECTION 1212. Trustee Not Fiduciary for Holders of Senior Indebtedness...71
   SECTION 1213. Rights of Trustee as Holder of Senior Indebtedness;
         Preservation of Trustee's Rights...................................71
   SECTION 1214. Article Applicable to Paying Agents........................71
   SECTION 1215. Certain Conversions Deemed Payment.........................71
   SECTION 1216. No Suspension of Remedies..................................72

ARTICLE THIRTEEN  Conversion of Securities..................................72
   SECTION 1301. Conversion Privilege and Conversion Price..................72
   SECTION 1302. Exercise of Conversion Privilege...........................73
   SECTION 1303. Fractions of Shares........................................74
   SECTION 1304. Adjustment of Conversion Price.............................74
   SECTION 1305. Notice of Adjustments of Conversion Price..................82
   SECTION 1306. Notice of Certain Corporate Action.........................82
   SECTION 1307. Company to Reserve Common Shares...........................83
   SECTION 1308. Taxes on Conversions.......................................84
   SECTION 1309. Covenant as to Common Shares...............................84
   SECTION 1310. Cancellation of Converted Securities.......................84
   SECTION 1311. Provisions of Consolidation, Merger or Sale of Assets......84
   SECTION 1312. Trustee's Disclaimer.......................................85

ARTICLE FOURTEEN  Right to Require Repurchase...............................86
   SECTION 1401. Right to Require Repurchase................................86
   SECTION 1402. Notice; Method of Exercising Repurchase Right..............86
   SECTION 1403. Deposit of Repurchase Price................................87
   SECTION 1404. Securities Not Repurchased on Repurchase Date..............88
   SECTION 1405. Securities Repurchased in Part.............................88
   SECTION 1406. Certain Definitions........................................88
   SECTION 1407. Merger, Consolidation, Etc.................................89

ARTICLE FIFTEEN  Security...................................................90
   SECTION 1501. Security and Pledge Agreement..............................90
   SECTION 1502. Recording, Etc.............................................90
   SECTION 1503. Intentionally Left Blank...................................91
   SECTION 1504. Certificates of the Company................................91
   SECTION 1505. Suits to Protect the Collateral............................91
   SECTION 1506. Authorization of Receipt of Funds by the Trustee Under the
         Security and Pledge Agreement......................................91

      INDENTURE, dated as of November 12, 1998, between North American Vaccine, Inc., a corporation duly organized and existing under the laws of Canada (herein called the "Company"), having its principal executive offices at 10150 Old Columbia Road, Columbia, Maryland 21046 and Bankers Trust Company, a New York corporation, as Trustee (herein called the "Trustee").

                             RECITALS OF THE COMPANY

      The Company has duly authorized the creation of an issue of its 4.5% Convertible Secured Notes due 2003 (herein called the "Securities") of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

      All things necessary to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done.

      NOW, THEREFORE, THIS INDENTURE WITNESSETH:

      For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                   ARTICLE ONE

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 101.    DEFINITIONS.

      For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

      (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

      (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

      (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required and permitted hereunder shall mean such accounting principles as are generally accepted and accepted and adopted by the Company at the date of this Indenture; and the words

"herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

      Certain terms used in Articles Twelve, Thirteen and Fourteen are defined in such Articles.

      "Act," when used with respect to any Holder, has the meaning specified in
Section 104.

      "Additional Amounts" has the meaning specified in Section 202.

      "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

      "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 614 to act on behalf of the Trustee to authenticate Securities.

      "Bankruptcy Law" has the meaning specified in Section 501.

      "Beneficial Owner" is determined in accordance with Rule 13d-3, promulgated by the Commission under the Exchange Act.

      "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

      "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification and delivered to the Trustee.

      "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York, New York or the city in which the Corporate Trust Office is located are authorized or obligated to close by law or executive order.

      "Canadian Additional Amounts" has the meaning specified in Section 202.

      "Canadian Excluded Holder" has the meaning specified in Section 202.

      "Canadian Tax" has the meaning specified in Section 202.

      "Change in Control" has the meaning specified in Section 1406.

      "Closing Date" means November 12, 1998.

      "Collateral" means the current or future assets of the Company defined as Collateral in the Security and Pledge Agreement.

      "Commission" means the Securities and Exchange Commission as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

      "Common Shares" includes any stock of any class of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company and which is not subject to redemption by the Company. However, subject to the provisions of Section 1311, shares issuable on conversion of Securities shall include only shares of the class designated as Common Shares of the Company at the date of this Indenture or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company and which are not subject to redemption by the Company; PROVIDED, that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

      "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

      "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its Chief Executive Officer, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

      "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall principally be administered, which office is, at the date as of which this Indenture is dated, located at Four Albany Street, New York, New York 10006 (Attention:
Corporation Trust and Agency Services).

      "Corporation" means a corporation, association, company, joint-stock company or business trust.

      "Current Market Price" has the meaning specified in Section 1304.

      "Custodian" has the meaning specified in Section 501.

      "Defaulted Interest" has the meaning specified in Section 307.

      "Definitive Security" or "Definitive Securities" means a Security or Securities that are in the form of the Security set forth in Sections 202 and 203 hereof.

      "Event of Default" has the meaning specified in Section 501.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended, together with the rules and regulations promulgated thereunder.

      "Excluded Holder" has the meaning specified in Section 202.

      "Holder" means a Person in whose name a Security is registered in the Security Register.

      "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively.

      "Lien" means any mortgage, charge, pledge, lien (statutory or otherwise), privilege, security interest, hypothecation, assignment for security, claim, or preference or priority or other encumbrance upon or with respect to any property of any kind, real or personal, movable or immovable, now owned or hereafter acquired. A Person will be deemed to own subject to a Lien any property that such Person has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement.

      "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

      "Maturity," when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity thereof or by declaration of acceleration, redemption or otherwise.

      "Officers' Certificate" means a certificate signed by the Chairman of the Board, the Chief Executive Officer, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee. One of the officers signing an Officers' Certificate given pursuant to Section 1004 shall be the principal executive, financial or accounting officer of the Company.

      "Opinion of Counsel" means a written opinion of counsel who shall be reasonably acceptable to the Trustee.

      "Outstanding," when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

      (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

      (ii) Securities, or portions thereof, for the payment or redemption of which moneys in the necessary amount have been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided, that if such Securities, or portions thereof, are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

      (iii) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company; and

      (iv) Securities which have been converted into Common Shares, pursuant to Article Thirteen;

PROVIDED, HOWEVER, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities as to which the Trustee has actual knowledge of such ownership shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

      "Paying Agent" means any Person authorized by the Company to pay the principal of and premium, if any, or interest on any Securities on behalf of the Company.

      "Person" means any individual, Corporation, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

      "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

      "Record Date" means either a Regular Record Date or a Special Record Date, as applicable.

      "Redemption Date," when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

      "Redemption Price," when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture on the applicable Redemption Date.

      "Regular Record Date," for the interest payable on any Interest Payment Date means April 30 or October 31 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

      "Regulation S" means Regulation S under the Securities Act of 1933.

      "Repurchase Date" has the meaning specified in Section 1401.

      "Repurchase Event" has the meaning specified in Section 1406.

      "Repurchase Price" has the meaning specified in Section 1401.

      "Responsible Officer" means, when used with respect to the Trustee, any officer within the Corporate Trust and Agency Services group (or any successor group of the Trustee) including any vice president, assistant vice president, assistant secretary, assistant treasurer or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred at the Corporate Trust Office because of his knowledge of and familiarity with the particular subject.

      "Security and Pledge Agreement" means the agreement between the Company and the Trustee, dated the Closing Date, relating to the Collateral.

      "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

      "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

      "Senior Indebtedness" has the meaning specified in Section 1201.

      "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

      "Stated Maturity," when used with respect to any Security or any installment of interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable.

      "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

      "Substituted Properties" has the meaning specified in Section 203.

      "Tax Law Change" has the meaning specified in Section 202.

      "Taxes" has the meaning specified in Section 202.

      "Taxing Jurisdiction" has the meaning specified in Section 202.

      "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; PROVIDED, HOWEVER, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

      "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

      "U.S. Additional Amounts" has the meaning specified in Section 202.

      "U.S. Excluded Holder" has the meaning specified in Section 202.

      "U.S. Tax" has the meaning specified in Section 202.

      "United States Alien" has the meaning specified in Section 202.

      "Vice President," when used with respect to the Company means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

SECTION 102.   COMPLIANCE CERTIFICATES AND OPINIONS.

      Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirement set forth in this Indenture.

      Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

      (1) a statement that each individual or firm signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

      (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

      (3) a statement that, in the opinion of each such individual or such firm, he has or they have made such examination or investigation as is necessary to enable him or them to express an informed opinion as to whether or not such covenant or condition has been complied with; and

      (4) a statement as to whether, in the opinion of each such individual or such firm, such condition or covenant has been complied with.

SECTION 103.   FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

      In any case where several matters are required to be certified by or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any Person may certify or give an opinion as to such matters in one or several documents.

      Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certification or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate of public officials or upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

      Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 104.   ACTS OF HOLDERS; RECORD DATES.

      (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agents duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

      (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

      (c) The Company may, in the circumstances permitted by the Trust Indenture Act, fix any day as the record date for the purpose of determining the Holders entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders. If not set by the Company prior to the first solicitation of a Holder made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 701) prior to such first solicitation or vote, as the case may be. With regard to any record date, only the Holders on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action. Notwithstanding the foregoing, the Company shall not set a record date for, and the provisions of this paragraph shall not apply with respect to, any Act by the Holders pursuant to Sections 501, 502 or 512.

      (d) The ownership of Securities shall be proved by the Security Register.

      (e) Any Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer therefor or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

      (f) Without limiting the foregoing, a Holder entitled hereunder to give or take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any different part of such principal amount.

SECTION 105.   NOTICES, ETC., TO TRUSTEE AND COMPANY.

      Any Act of Holders or other documents provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

      (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust and Agency Services, or telecopied to (212) 250-6961 (telephone confirmation (212) 250-6161) or at any other address previously furnished in writing to the Holders and the Company by the Trustee; or

      (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and sent by registered or certified mail, postage prepaid, to the Company or telecopied to (410) 309-4077 (telephone confirmation (410) 309-7100), addressed to it at the address of its principal executive offices specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

      All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, registered or certified with postage prepaid, if mailed; when receipt acknowledged, if telecopied; and the next Business Day after timely delivery to the courier, if sent by nationally recognized overnight air courier guaranteeing next day delivery.

SECTION 106.   NOTICE TO HOLDERS; WAIVER.

      Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if made, given, mailed or otherwise furnished or filed in writing to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver. All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, registered or certified with postage prepaid, if mailed; when answered back if telexed; when receipt acknowledged, if telecopied; and the next Business Day after timely delivery to the courier, if sent by nationally recognized overnight air courier guaranteeing next day delivery.

      In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 107.   CONFLICT WITH TRUST INDENTURE ACT.

      It is the express intention of the Company that this Indenture be subject to the provisions of the Trust Indenture Act of 1939, as amended, notwithstanding the fact that the Securities are being offered in a private placement and not a public offering; provided, however, that the Trust Indenture Act Sections 310 (b), 311, and 313 shall not be applicable to or be incorporated by reference in this Indenture. Except as otherwise expressly set forth herein, all mandatory provisions of such Trust Indenture Act shall be deemed to apply to this Indenture as if fully set forth herein and any provision herein inconsistent with any such provision of such Trust Indenture Act shall be deemed superseded thereby.

SECTION 108.   EFFECT OF HEADINGS AND TABLE OF CONTENTS.

      The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 109.   SUCCESSORS AND ASSIGNS.

      All covenants and agreements in this Indenture by the Company and the Trustee shall bind each of their respective successors and assigns, whether so expressed or not.

SECTION 110.   SEPARABILITY CLAUSE.

      In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 111.   BENEFITS OF INDENTURE.

      Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the Holders of Securities and, with respect to Article Twelve, the holders of Senior Indebtedness, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 112.   GOVERNING LAW.

      This Indenture and, except as may otherwise be required by mandatory provisions of law, the Securities shall be governed by and construed in accordance with the laws of the State of New York, but without regard to the principles of conflicts of laws thereof.

SECTION 113.   LEGAL HOLIDAYS.

      In any case where any Interest Payment Date, Redemption Date, Repurchase Date or Stated Maturity of any Security or the last date on which a Holder has the right to convert his Securities shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal and premium if any, or conversion of the Securities need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Repurchase Date, Redemption Date or at the Stated Maturity, or on such last day for conversion; PROVIDED, that no interest shall accrue for the period from and after such Interest Payment Date, Repurchase Date, Redemption Date, Stated Maturity or such last day of conversion, as the case may be, to the next succeeding Business Day.

SECTION 114.   INTENTIONALLY LEFT BLANK.

SECTION 115.   LIMITATION ON INDIVIDUAL LIABILITY.

      No recourse under or upon any obligation, covenant or agreement contained in this Indenture or in any Security, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or any successor corporation, either directly or through the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, shareholders, officers or directors, as such, of the Company or any successor Person, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any Security or implied therefrom; and that any and all such personal liability of every name and nature, either at common law or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, shareholder, officer or director, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any Security or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issuance of such Security.

SECTION 116.   EXECUTION IN COUNTERPARTS.

      This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

SECTION 117.   INTENTIONALLY LEFT BLANK


                                   ARTICLE TWO

                                 SECURITY FORMS

SECTION 201.   FORMS GENERALLY.

      The Securities and the Trustee's certificate of authentication shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with any organizational document, any applicable law or with the rules of any securities exchange on which the Securities are listed or as may, consistently herewith, be determined by the Company's officers executing such Securities, as evidenced by their execution of the Securities.

      The Securities will be issued in definitive form and shall be substantially in the form set forth in Sections 202 and 203 hereof.

      The Definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

SECTION 202.   FORM OF FACE OF SECURITY.

      THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION AND PROSPECTUS REQUIREMENTS UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), THE ONTARIO SECURITIES ACT AND THE QUEBEC SECURITIES ACT, AND ANY COMMON SHARES ISSUABLE UPON CONVERSION OF THIS SECURITY MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM.

      THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF NORTH AMERICAN VACCINE, INC. THAT (A) THIS SECURITY AND ANY COMMON SHARES ISSUABLE UPON ITS CONVERSION OF THIS SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY
(1) IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, OR (2) PURSUANT TO THE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), OR (3) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT (AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER) AND IN EACH OF ITEMS (1) THROUGH (3) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF THE STATES AND OTHER JURISDICTIONS OF THE UNITED STATES, AND THAT (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY, OR ANY COMMON SHARES ISSUABLE UPON CONVERSION OF THIS SECURITY FROM IT, OTHER THAN UPON TRANSFER PURSUANT TO ITEM (2) OR (3) OF CLAUSE (A) AS A CONSEQUENCE OF WHICH THIS LEGEND IS REMOVED OR REMOVABLE, OF THE RESALE RESTRICTIONS REFERRED TO IN CLAUSE (A) ABOVE.

      THIS SECURITY, ANY COMMON SHARES ISSUABLE UPON CONVERSION OF THIS SECURITY AND ANY RELATED DOCUMENTATION MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME TO MODIFY THE RESTRICTIONS ON AND PROCEDURES FOR RESALES AND OTHER TRANSFERS OF ANY SUCH SECURITIES TO REFLECT ANY CHANGE IN APPLICABLE LAW OR REGULATION (OR THE INTERPRETATION THEREOF) OR IN PRACTICES RELATING TO THE RESALE OR TRANSFER OF RESTRICTED SECURITIES GENERALLY. THE HOLDER OF THIS SECURITY AND ANY COMMON SHARES ISSUABLE UPON CONVERSION OF THIS SECURITY SHALL BE DEEMED BY THE ACCEPTANCE OF THIS SECURITY IN THIS OFFERING, AND ANY COMMON SHARES ISSUABLE UPON CONVERSION OF THIS SECURITY, TO HAVE AGREED TO ANY SUCH AMENDMENT OR SUPPLEMENT.

                          NORTH AMERICAN VACCINE, INC.

                     4.5% Convertible Secured Notes due 2003

No. __________                                                    $_________

      North American Vaccine, Inc., a corporation duly organized and existing under the laws of Canada (herein called the "Company," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to ____________________________, or its registered assigns, the principal sum of _____________________Dollars on November 13, 2003 upon surrender hereof to the Paying Agent, and to pay interest thereon from the date of original issuance of Securities pursuant to the Indenture or from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on May 13 and November 13 in each year, commencing May 13, 1999 at the rate of 4.5% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the April 30 or October 31 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Notice of a Special Record Date shall be given to Holders of Securities not less than 10 days prior to such Special Record Date. Payment of the principal of and premium, if any, and interest on this Security will be made in same day funds at the office or agency of the Company maintained for that purpose pursuant to Section 1002 of the Indenture, in each case in such coin or currency of the United States of America as of the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest in respect of Securities may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by transfer to a dollar account maintained by the Holder with a bank in New York, New York.

      The Company will pay to the Holder of this Security who is a non-resident of Canada (within the meaning of the Income Tax Act (Canada)) such additional amounts ("Canadian Additional Amounts") as may be necessary in order that every net payment of the principal of and premium, if any, and interest on this Security (including payment on redemption or repurchase), after deduction or withholding for or on account of any present or future tax, assessment or governmental charge required by law to be deducted or withheld from a payment of principal, premium or interest on this Security and imposed upon or as a result of such payment by the Government of Canada or of any province or territory thereof or by any authority or agency thereof or therein ("Taxing Jurisdiction") ("Canadian Tax"), will not be less than the amount provided for in this Security to be then due and payable; provided that no Canadian Additional Amounts will be payable with respect to a payment or credit made to a Holder of, or on behalf of an owner of a beneficial interest in, this Security (i) with whom the Company does not deal at arm's length (within the meaning of the Income Tax Act (Canada)) at the time of making such payment or credit, or (ii) which is subject to Canadian Taxes by reason of its being connected with Canada or any province or territory thereof (including, without limitation, by reason of such person being, or being deemed to be, a resident of Canada (within the meaning of the Income Tax Act (Canada)) or carrying on business or being deemed to carry on business (within the meaning of such Act) in Canada whether in or through a permanent establishment or fixed base in Canada or otherwise) otherwise than by the mere holding of this Security or the receipt of payments or credits thereunder or (iii) that could obtain an exemption from, or reduction in, the applicable Canadian Tax by satisfying reporting or certification requirements imposed by the relevant Taxing Jurisdiction and that fails to do so (such a Holder or owner being referred to herein collectively as a "Canadian Excluded Holder").

      The Company will also pay to the Holder of this Security who is a United States Alien (as defined below) such additional amounts ("U.S. Additional Amounts," and, together with Canadian Additional Amounts, "Additional Amounts") as may be necessary in order that every net payment of the principal of and premium, if any, and interest on this Security (including payment on redemption or repurchase), after deduction or withholding for or on account of any present or future tax, assessment or governmental charge imposed upon or as a result of such payment by the United States or any political subdivision or taxing authority thereof or therein ("U.S. Tax," and, together with Canadian Tax, "Taxes"), will not be less than the amount provided for in this Security to be then due and payable; provided that no U.S. Additional Amounts will be payable to such a Holder with respect to:

      (a) any U.S. Tax that would not have been so imposed but for (i) the existence of any present or former connection between such Holder (or between a fiduciary, settlor, beneficiary, member, shareholder of or possessor of a power over such a Holder that is an estate, a trust, a partnership or a corporation) and the United States or any political subdivision or taxing authority thereof or therein, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) being or having been a citizen or resident of the United States or treated as a resident thereof, or being or having been engaged in a trade or business or present therein, or having or having had a permanent establishment therein, or (ii) such Holder's present or former status as a personal holding company, a foreign personal holding company with respect to the United States, or a foreign private foundation or foreign tax-exempt entity for U.S. tax purposes, or a corporation that accumulates earnings to avoid U.S. federal income tax;

      (b) any U.S. Tax that would not have been so imposed but for the presentation by such Holder of this Security for payment on a date more than 15 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

      (c) any U.S. Tax that is an estate, inheritance, gift, sales, transfer, personal property or similar tax, assessment or governmental charge;

      (d) any U.S. Tax that would not have been imposed but for the failure to comply with any certification, identification or other reporting requirements concerning the nationality, residence, identity or connection with the United

States of such Holder (or owner of a beneficial interest in this Security), if compliance is required by statute or by regulation of the United States as a precondition to relief or exemption from such U.S. Tax;

      (e) any U.S. Tax that is payable otherwise than by deduction or withholding from payments of principal or premium, if any, or interest on this Security;

      (f) any U.S. Tax imposed on a Holder that actually or constructively owns 10% or more of the total combined voting power of all classes of stock of the Company entitled to vote or that is a controlled foreign corporation related to the Company through stock ownership;

      (g) any U.S. Tax imposed on a Holder that is a partnership or a fiduciary or other than the sole beneficial owner of such payment, but only to the extent that any beneficial owner or member of the partnership or beneficiary or settlor with respect to the fiduciary would not have been entitled to the payment of U.S. Additional Amounts had the beneficial owner, member, beneficiary or settlor directly been the Holder of this Security; or

      (h) any combination of items (a), (b), (c), (d), (e), (f) and (g).

      (The Holder of this Security with respect to which any of the listed U.S. Taxes becomes payable is referred to herein as a "U.S. Excluded Holder," and U.S. Excluded Holders, together with Canadian Excluded Holders, are referred to herein as "Excluded Holders." For purposes of this Security, a "United States Alien" is any person who, for U.S. federal income tax purposes, is a foreign corporation, a nonresident alien individual, a nonresident alien fiduciary of a foreign estate or trust, or a foreign partnership one or more of the members of which is, for U.S. federal income tax purposes, a foreign corporation, a nonresident alien individual or a nonresident alien fiduciary of a foreign estate or trust.)

      The Company will make any deduction or withholding, and remit the full amount deducted or withheld to the relevant authority, in accordance with applicable law. The Company will furnish the Holder of this Security, within 30 days after the date the payment of any Taxes is due pursuant to applicable law, certified copies of tax receipts evidencing such payment by the Company. The Company will indemnify and hold harmless the Holder of, or each owner of a beneficial interest in, this Security (other than an Excluded Holder) and upon written request will reimburse the Holder, or such owner of a beneficial interest, for the amount of (i) any Taxes levied or imposed on and paid by the Holder, or such owner of a beneficial interest, as a result of payments made with respect to this Security, (ii) any liability (including penalties, interest and reasonable expenses) arising from or with respect to Taxes, and (iii) any Taxes imposed with respect to payment of Additional Amounts or any reimbursement pursuant to this sentence.

      Notwithstanding the foregoing, the Company shall not be obligated to pay Additional Amounts in respect of payments becoming due on this Security more than 15 days after the redemption date for a redemption described on the reverse hereof except to the extent that the Company's obligations to pay such Additional Amounts does not arise from the Tax Law Change that resulted in such redemption.

      At least 30 days prior to each date on which any payment under or with respect to this Security is due and payable, if the Company will be obligated to pay Additional Amounts with respect to such payment, the Company will deliver to the Trustee and the Paying Agent an Officers' Certificate stating the fact that such Additional Amounts will be payable and setting forth the amounts so payable and other information necessary to enable the Trustee and the Paying Agent to pay such Additional Amounts to the Holder or owners of a beneficial interest in this Security, as the case may be, on the payment date.

      Except as specifically provided herein and in the Indenture, the Company shall not be required to make any payment with respect to any Taxes. Whenever in this Security there is a reference, in any context, to the payment of the principal of or premium, if any, or interest on, or in respect of, this Security, such mention shall be deemed to include mention of the payment of Additional Amounts to the extent that, in such context, Additional Amounts are, were or would be payable in respect of this Security. Express mention of the payment of Additional Amounts (if applicable) in any provision of this Security shall not be construed as excluding Additional Amounts in those provisions of this Security where such express mention is not made.

      Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

      IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated: _____________________

[Corporate Seal]                          NORTH AMERICAN VACCINE, INC.


                                          By:_________________________________
                                             Daniel J. Abdun-Nabi, Senior Vice
                                                  President-Legal Affairs

                                          By:_________________________________
                                             Lawrence J. Hineline, Vice
                                                  President-Finance

Attest:


By:____________________________________
   Name:
   Title:

SECTION 203.   FORM OF REVERSE OF DEFINITIVE SECURITIES.

      This Security is one of a duly authorized issue of Securities of the Company designated as its 4.5% Convertible Secured Notes due 2003 (herein called the "Securities"), limited in aggregate principal amount to $25,000,000, issued and to be issued under an Indenture, dated as of November 12, 1998 (herein called the "Indenture"), between the Company and Bankers Trust Company as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the holders of Senior Indebtedness and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

      Subject to and upon compliance with the provisions of the Indenture, the Holder of this Security is entitled, at his option, at any time following the date of original issuance of Securities pursuant to the Indenture and on or before the close of business on November 13, 2003, or in case this Security or a portion hereof is called for redemption, then in respect of this Security or such portion hereof until and including, but (unless the Company defaults in making the payment due upon redemption) not after, the close of business on the Business Day next preceding the Redemption Date, to convert this Security (or any portion of the principal amount hereof which is $1,000 or an integral multiple thereof), at the principal amount hereof, or of such portion, into fully paid and non-assessable Common Shares (calculated as to each conversion to the nearest 1/100th of a share) at a conversion price equal to $8.5406 principal amount for each Common Share (or at the current adjusted conversion price if an adjustment has been made as provided in the Indenture) by surrender of this Security, duly endorsed or assigned to the Company or in blank, to the Company at its office or agency maintained for that purpose pursuant to Section 1002 of the Indenture, accompanied by written notice to the Company in the form provided in this Security (or such other notice as is acceptable to the Company) that the Holder hereof elects to convert this Security, or if less than the entire principal amount hereof is to be converted, the portion hereof to be converted, and, in case such surrender shall be made during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the close of business on the Business Day immediately preceding such Interest Payment Date (unless this Security or the portion thereof being converted has been called for redemption during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the close of business on the Business Day next preceding the following Interest Payment
Date), also accompanied by payment in funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of this Security then being converted. If such Security or portion thereof being converted shall have been called for redemption during the period from the close of business on the Regular Record Date to the close of business on the Business Day next preceding the following Interest Payment Date, then the Company shall pay interest on such Security or portion thereof up to but not including the date of conversion. Subject to the aforesaid requirements, no payment or adjustment is to be made upon conversion on account of any interest accrued hereon or on account of any dividends on the Common Shares issued upon conversion. No fractional shares or scrip representing fractions of shares will be issued on conversion, but, instead of any fractional share the Company shall pay a cash adjustment as provided in the Indenture. The conversion price is subject to adjustment as provided in the Indenture.

      In addition, the Indenture provides that in case of certain amalgamations, consolidations, mergers, sales or transfers to which the Company is a party, the Indenture shall be amended, without the consent of any Holders of Securities, so that this Security, if then Outstanding, will be convertible thereafter, during the period this Security shall be convertible as specified above, only into the kind and amount of securities, cash and other property receivable upon such amalgamation, consolidation, merger, sale or transfer by a holder of the number of Common Shares of the Company into which this Security could have been converted immediately prior to such amalgamation, consolidation, merger, sale or transfer, but subject to all requirements necessary to ensure that the Securities will not be subject to Canadian Tax as a result thereof, and assuming such holder of Common Shares is not a Person with which the Company amalgamated or consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be, or an Affiliate thereof and, failed to exercise any rights of election as to the kind or amount of securities, cash or other property receivable upon such amalgamation, consolidation, merger, sale or transfer and further assuming, if such amalgamation, consolidation, merger, sale or transfer occurs prior to the later of 60 days following the date of original issuance of the Securities, that the Security was convertible at the time of such occurrence at the conversion price specified above as adjusted from the date of original issuance of such Security to such time as provided in the Indenture, subject to any requirements necessary to ensure that this Security will be and will remain exempt from Canadian Tax including, without limitation, the requirement in effect on the date hereof that the Holder of this Security shall not under any circumstances be entitled to receive shares, other securities or property, other than securities that are "prescribed securities" as defined in Section 6208 of the Regulations under the Income Tax Act (Canada), in the event that any such amalgamation, consolidation, merger, sale or transfer occurs on or prior to the day that is five years plus one day from the date of original issuance of the Securities. Notwithstanding any provision to the contrary if such amalgamation, consolidation, merger, or transfer occurs on or prior to the day that is 5 years plus one day from the date of original issuance of this Security, a holder of this Security shall not be entitled in any circumstances to convert such Security into any securities, cash or other property (the "Substituted Properties") unless such Substituted Properties are "prescribed securities" with respect to the Security for purposes of clause 212(1)(b)(vii)(E) of the Income Tax Act (Canada).

      The Securities are subject to redemption upon not less than 30 and not more than 60 days' notice by mail, at any time on or after November 13, 1999, as a whole or in part, at the election of the Company, at the Redemption Price set forth below (expressed as a percentage of the principal amount), plus accrued interest to the Redemption Date (subject to the right of Holders of record on the relevant Regular Record Date to receive interest due on an Interest Payment Date that is on or prior to the Redemption Date).

             REDEMPTION PRICE
                 100.00%
in each case together with accrued and unpaid interest, if any, to, but excluding, the Redemption Date.

      Securities are also redeemable, at the option of the Company, in whole but not in part, under the circumstances described in the next succeeding paragraph, at a Redemption Price equal to 100% of the principal amount thereof plus interest accrued to the Redemption Date and any Additional Amounts; PROVIDED, HOWEVER, that interest installments on Securities whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.

      If the Company has or will become obligated to pay to the Holder of this Security Additional Amounts, as described on the face of this Security, as a result of any change in, or amendment to, or proposed amendment to, the laws (including any regulations and rulings promulgated thereunder) of the United States or Canada, or any political subdivision or taxing authority thereof or therein affecting taxation, or any change in, or amendment to, or proposed amendment to the application or official interpretation of such laws, regulations or rulings (any such change or amendment being herein referred to as a "Tax Law Change"), and such obligation cannot be avoided by the Company taking reasonable measures available to it, then the Company may, at its option, redeem this Security as a whole but not in part, upon not less than 30 days nor more than 60 days notice to the Holder prior to the Redemption Date, at a Redemption Price equal to 100% of the principal amount plus interest accrued to the Redemption Date and any Additional Amounts then payable; provided, that (i) no such notice of redemption shall be given earlier than 90 days prior to the earliest date on which the Company would be obligated to pay any such Additional Amounts were a payment in respect of this Security then due and (ii) at the time such notice of redemption is given, such obligation to pay such Additional Amounts remains in effect. Prior to the mailing of any notice of redemption pursuant to this paragraph, the Company shall deliver to the Trustee (a) an Officers' Certificate stating that the Company is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of the Company so to redeem have occurred and (b) an Opinion of Counsel, to the effect that the Company has or will become obligated to pay such Additional Amounts as a result of a Tax Law Change. The Company's right to so redeem this Security shall continue as long as the Company shall have made payments of Additional Amounts specified on the face of this Security.

      If a Change in Control occurs, the Holder of this Security shall have the right, in accordance with the provisions of the Indenture, to require the Company to repurchase this Security (or any portion of the principal amount hereof that is an integral multiple of $1,000) for cash at a Repurchase Price equal to 100% of the principal amount thereof plus interest accrued to the Repurchase Date. At the option of the Company, the Repurchase Price may be paid in cash or, as provided in the Indenture, by delivery of Common Shares having a fair market value equal to the Repurchase Price; PROVIDED that payment may not be made in Common Shares unless at the time of payment such Shares are listed on a national securities exchange or quoted on Nasdaq. For purposes of this paragraph, the fair market value of Common Shares shall be determined by the Company and shall be equal to 95% of the average of the Closing Prices Per Share for the five consecutive Trading Days immediately preceding the second Trading Day immediately preceding the Repurchase Date. Whenever in this Security there is a reference, in any context, to the principal of any Security as of any time, such reference shall be deemed to include reference to the Repurchase Price payable in respect of such Security and express mention of such Repurchase Price in any provision of this Security shall not be construed as excluding the Repurchase Price in those provisions of this Security when such express mention is not made.

      In the event of redemption or conversion of this Security in part only, a new Security or Securities for the unredeemed or unconverted portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

      The indebtedness evidenced by this Security is, in all respects, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness, except with respect to the Collateral as provided in the Security and Pledge Agreement, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided, and (c) appoints the Trustee his attorney-in-fact for any and all such purposes.

      If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding, and, under certain limited circumstances, by the Company and the Trustee without the consent of the Holders. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

      No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

      As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

      The Securities are issuable only in fully registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

      No service charge shall be made for any such registration of transfer or exchange except as provided in the Indenture, and the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, except as provided in this Security, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

      All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture. The Company will furnish to any Holder upon written request and without charge a copy of the Indenture.

                           [FORM OF CONVERSION NOTICE]


      TO NORTH AMERICAN VACCINE, INC.

      The undersigned registered owner of this Security hereby irrevocably exercises the option to convert this Security, or the portion hereof (which is $1,000 or a multiple thereof) designated below, into Common Shares in accordance with the terms of the Indenture referred to in this Security, and directs that the shares issuable and deliverable upon the conversion, together with any check in payment for a fractional share and any Security representing any unconverted principal amount hereof, be issued and delivered to the registered owner hereof unless a different name has been provided below. If this Notice is being delivered on a date after the close of business on a Regular Record Date and prior to the close of business on the related Interest Payment Date, this Notice is accompanied by payment in funds acceptable to the Company, of an amount equal to the interest payable on such Interest Payment Date on the principal of this Security to be converted (unless this Security has been called for redemption, in which event the amount payable to accompany this Notice shall be determined in accordance with the Indenture). If shares or any portion of this Security not converted are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Any amount required to be paid by the undersigned on account of interest accompanies this Security.


                                        ______________________________________

Dated: _____________________________    ______________________________________
                                        Signature(s)

Signature(s) must be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program) pursuant to SEC Rule 17Ad - 15, if Common Shares are to be delivered, or Securities to be issued, other than to and in the name of the registered owner.


____________________________________
Signature Guarantee


      Fill in for registration of Common Shares if they are to be delivered, or Securities if they are to be issued, other than to and in the name of the registered owner:


____________________________________
(Name)


____________________________________
(Street Address)

____________________________________
(City, State and zip code)



(Please print name and address)

Register:          ________   Common Shares
                   ________   Securities


(Check appropriate line(s)).

Principal amount to be converted (if less than all):  $_____________,000



                                    _________________________________
                                    Social Security or other Taxpayer
                                    Identification Number of owner

                                [ASSIGNMENT FORM]

      For value received ____________________________________hereby sell(s), assign(s) and transfer(s) unto _____________________________________ (Please insert social security or other Taxpayer Identification Number of assignee ______________) the within Security, and hereby irrevocably constitutes and appoints __________________________ attorney to transfer the said security on the books of the Company, with full power of substitution in the premises.

      In connection with any transfer of the within Security within two years of the date of original issuance of such Security (unless such Security has been sold pursuant to a registration statement that was effective at the time of such transfer), the undersigned confirms that such Security is being transferred:

      / /   To North American Vaccine, Inc., or a subsidiary thereof; or

      / / In an exempt transaction pursuant to and in compliance with the Securities Act; or

      / /   Pursuant to and in compliance with Rule 144 under the Securities
            Act;

and unless the box below is checked, the undersigned confirms that such Security is not being transferred to an "affiliate" of the Company as defined in Rule 144 under the Securities Act of 1933, as amended (an "Affiliate").

      / /   The transferee is an Affiliate of the Company.

Dated: ________________________     _________________________________________
                                    Signature(s)

                                    Signature(s) must be guaranteed by an
                                    eligible guarantor institution (banks,
                                    stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program) pursuant to SEC Rule 17Ad-15 if Common Shares are to be issued, or Securities to be delivered, other than to or in the name of the registered Holder.


                                    _________________________________________
                                    Signature Guarantee

                      [OPTION OF HOLDER TO ELECT PURCHASE]

      If you wish to have this Security purchased by the Company pursuant to
Section 1401 of the Indenture, check the Box:  / /

      If you wish to have a portion of this Security (which is $1,000 or an integral multiple thereof) purchased by the Company pursuant to Section 1401 of the Indenture, state the amount you wish to have purchased:

$_______________________

Date: __________________      Your Signature(s): _____________________________

                                                 _____________________________

                              Tax Identification No.: ________________________

(Sign exactly as your name appears on the face of this Security)



Signature Guarantee:__________________________________________________________



The signature to this option of Holder to elect purchase should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program) pursuant to SEC Rule 17 Ad - 15.

SECTION 204.   FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

      The Trustee's certificate of authentication shall be in substantially the following form:

      This is one of the Securities referred to in the within-mentioned
Indenture.

                        BANKERS TRUST COMPANY, as Trustee



                        By________________________________________
                                    Authorized Signatory

                                  ARTICLE THREE

                                 THE SECURITIES

SECTION 301.   TITLE AND TERMS.

      The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $25,000,000, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 304, 305, 306, 906, 1108, 1302 or 1405.

      The Securities shall be known and designated as the "4.5% Convertible Secured Notes due 2003" of the Company. Their Stated Maturity shall be November 13, 2003 and they shall bear interest at the rate of 4.5% per annum, from the date of original issuance of Securities pursuant to this Indenture or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable semi-annually on May 13 and November 13 commencing May 13, 1999, until the principal thereof is paid or made available for payment.

      The principal of and premium, if any, and interest on the Securities shall be payable in same day funds at the office or agency of the Company maintained for such purpose pursuant to Section 1002; PROVIDED, HOWEVER, that at the option of the Company payment of interest to Holders may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by transfer to a dollar account maintained by the Holder at a bank in New York, New York.

      The Securities shall be subject to the transfer restrictions set forth in
Section 305.

      The Securities shall be redeemable as provided in Article Eleven.

      The Securities shall be subordinated in right of payment to Senior Indebtedness, except with respect to the Collateral as provided in the Security and Pledge Agreement, as provided in Article Twelve.

      The Securities shall be convertible as provided in Article Thirteen.

      The Securities shall be subject to repurchase at the option of the Holder as provided in Article Fourteen.

      The Securities shall be secured as provided in Article Fifteen.

SECTION 302.   DENOMINATIONS.

      The Securities shall be issuable only in fully registered form without coupons and only in denominations of $1,000 and any integral multiple thereof.

SECTION 303.   EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

      The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer, its President or one of its Vice Presidents, under its corporate seal or a facsimile thereof reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

      Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

      At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities; and the Trustee in accordance with such Company Order shall either at one time or from time to time pursuant to such instructions as may be described therein authenticate and deliver such Securities as in this Indenture provided and not otherwise. Such Company Order shall specify the amount of Securities to be authenticated and the date on which the original issue of Securities is to be authenticated, and shall certify that all conditions precedent to the issuance of such Securities contained in this Indenture have been complied with. The aggregate principal amount of Securities Outstanding at any time may not exceed the amount set forth above except as provided in Section 306.

      Each Security shall be dated the date of its authentication.

      No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of the Indenture. The Trustee may appoint an Authenticating Agent pursuant to the terms of Section 614.

SECTION 304.   TEMPORARY SECURITIES.

      Pending the preparation of Definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the Definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities. Every such temporary Security shall be executed by the Company and shall be authenticated and delivered by the Trustee upon the same conditions and in substantially the same manner, and with the same effect as the Definitive Security or Securities in lieu of which it is issued.

      If temporary Securities are issued, the Company will cause Definitive Securities to be prepared without unreasonable delay. After the preparation of Definitive Securities, the temporary Securities shall be exchangeable for Definitive Securities upon surrender of the temporary Securities at any office or agency of the Company designated pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more Definitive Securities of a like principal amount of authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as Definitive Securities.

SECTION 305.   REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.

      (a) The Company shall cause to be kept at the Corporate Trust Office a register (the register maintained in such office and in any other office or agency designated pursuant to Section 1002 being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided. At all reasonable times the Security Register shall be open for inspection by the Company.

      (b) Until two years after the date of original issuance of the Securities, each Security certificate (and all Securities issued in exchange therefor or substitution thereof) shall bear a legend in substantially the following form, unless otherwise agreed by the Company in writing, with notice to the Trustee (unless such Security shall be sold pursuant to a registration statement that is effective at the time of such sale):

      THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION AND PROSPECTUS REQUIREMENTS UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), THE ONTARIO SECURITIES ACT AND THE QUEBEC SECURITIES ACT, AND ANY COMMON SHARES ISSUABLE UPON CONVERSION OF THIS SECURITY MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM.

      THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF NORTH AMERICAN VACCINE, INC. THAT (A) THIS SECURITY AND ANY COMMON SHARES ISSUABLE UPON ITS CONVERSION OF THE OF THIS SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, OR (2) PURSUANT TO THE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), OR (3) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE

SECURITIES ACT (AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER) AND IN EACH OF ITEMS (1) THROUGH (3) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF THE STATES AND OTHER JURISDICTIONS OF THE UNITED STATES, AND THAT (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY, OR ANY COMMON SHARES ISSUABLE UPON CONVERSION OF THIS SECURITY FROM IT, OTHER THAN UPON TRANSFER PURSUANT TO ITEM (2) OR (3) OF CLAUSE (A) AS A CONSEQUENCE OF WHICH THIS LEGEND IS REMOVED OR REMOVABLE, OF THE RESALE RESTRICTIONS REFERRED TO IN CLAUSE (A) ABOVE.

      THIS SECURITY, ANY COMMON SHARES ISSUABLE UPON CONVERSION OF THIS SECURITY AND ANY RELATED DOCUMENTATION MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME TO MODIFY THE RESTRICTIONS ON AND PROCEDURES FOR RESALES AND OTHER TRANSFERS OF ANY SUCH SECURITIES TO REFLECT ANY CHANGE IN APPLICABLE LAW OR REGULATION (OR THE INTERPRETATION THEREOF) OR IN PRACTICES RELATING TO THE RESALE OR TRANSFER OF RESTRICTED SECURITIES GENERALLY. THE HOLDER OF THIS SECURITY AND ANY COMMON SHARES ISSUABLE UPON CONVERSION OF THIS SECURITY SHALL BE DEEMED BY THE ACCEPTANCE OF THIS SECURITY, AND ANY COMMON SHARES ISSUABLE UPON CONVERSION OF THIS SECURITY TO HAVE AGREED TO ANY SUCH AMENDMENT OR SUPPLEMENT.

      (c) All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

      (d) To the extent requested by the Trustee, all Securities the transfer, exchange and/or registration of which is effectuated pursuant to this Section 305 shall be accompanied by an Officers' Certificate of the Company, certifying that such transfer, exchange and/or registration is authorized by the Company and permitted hereunder.

      (e) Any Security or Common Shares issued upon the conversion or exchange of a Security that, on or prior to two years after the original issuance of the Securities, is purchased or owned by the Company or any Affiliate thereof may not be resold by the Company or such Affiliate unless registered under the Securities Act or resold pursuant to an exemption from the registration requirements of the Securities Act in a transaction which results in such Securities or Common Shares issuable upon conversion thereof, as the case may be, no longer being "restricted securities" (as defined under Rule 144).

      (f) To permit registrations of transfer and exchanges, the Company shall execute and the Trustee shall authenticate Securities at the Security Registrar's request.

      (g) No service charge to a Holder shall be made for any registration of transfer or exchange of Securities except as provided in Section 306. The Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906, 1108, 1302 or 1405 not involving any transfer.

      (h) The Company or the Security Registrar shall not be required (i) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities selected for redemption under Section 1104 and ending at the close of business on the day of such mailing, (ii) to register the transfer of or exchange any Security selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part or
(iii) to register the transfer of or exchange of any Security surrendered for conversion pursuant to Article Thirteen or repurchase (and not withdrawn) pursuant to Article Fourteen.

SECTION 306.   MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES.

      If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

      If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding. The Trustee may charge the Company for the Trustee's expenses in replacing such Security.

      In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

      Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

      Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

      The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 307.   PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.

      Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest. Payment of interest will be made in same day funds at the office or agency of the Trustee in New York, New York or at such other office or agency of the Company as it shall maintain for that purpose pursuant to Section 1002, PROVIDED, HOWEVER, that, at the option of the Company, interest on any Security may be paid by mailing checks to the addresses of the Holders thereof as such addresses appear in the Securities Register or by transfer to a dollar account maintained by a Holder at a bank in New York, New York.

      Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

      (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be sent certified or registered mail, postage prepaid, to each Holder at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

      (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

      Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security. In the case of any Security which is converted after the close of business on any Regular Record Date and before the close of business on the Business Day immediately preceding such Interest Payment Date (other than any Security whose Maturity is prior to such Interest Payment Date in which case interest will not be payable on such Interest Payment Date), interest shall be payable on such Interest Payment Date notwithstanding such conversion, and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on such Regular Record Date; PROVIDED, HOWEVER, that Securities so surrendered for conversion shall (except in the case of Securities or portions thereof called for redemption which is addressed in
Section 1302 below) be accompanied by payment in funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount being surrendered for conversion. Except as otherwise expressly provided above in subsection (2) and in Section 1302, in the case of any Security which is converted, interest whose Stated Maturity is after the date of conversion of such Security shall not be payable.

SECTION 308.   PERSONS DEEMED OWNERS.

      Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and premium, if any, and (subject to Section 307) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

SECTION 309.   CANCELLATION.

      All Securities surrendered for payment, redemption, registration of transfer, exchange or conversion shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be destroyed by the Trustee, unless otherwise directed by a Company Order.

SECTION 310.   COMPUTATION OF INTEREST.

      Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

SECTION 401.   SATISFACTION AND DISCHARGE OF INDENTURE.

      This Indenture shall upon Company Request cease to be of further effect (except as expressly provided for in this Article Four), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture. when

      (1)   either

            (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

            (B) all such Securities not theretofore delivered to the Trustee for cancellation

                  (i)   have become due and payable, or

                  (ii) will become due and payable at their Stated Maturity within one year, or

                  (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, or

                  (iv) are delivered to the Conversion Agent for Conversion in accordance with Article Thirteen or to the Trustee for repurchase in accordance with Article Fourteen, and the Company, in the case of (i), (ii), (iii) or (iv) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount in cash sufficient (without consideration of any investment of such cash) to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation for principal and premium or Additional Amounts, if any, and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be, PROVIDED that the Trustee shall have been irrevocably instructed to apply such amount to said payments with respect to the Securities;

      (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

      (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

      Notwithstanding the satisfaction and discharge of this Indenture, the following rights or obligations under the Securities and this Indenture shall survive until otherwise terminated or discharged hereunder: (a) Article Thirteen, Article Fourteen and the Company's obligations under Sections 304, 305, 306, 1002 and 1003, in each case with respect to any Securities described in subclause (B) of Clause (l) of this Section, (b) this Article Four, (c) the rights, powers, trusts, duties and immunities of the Trustee hereunder, including the obligations of the Company to the Trustee under Section 607, and the obligations of the Company to any Authenticating Agent under Section 614 and
(d) if money shall have been deposited with the Trustee pursuant to subclause
(B) of Clause (1) of this Section, the rights of Holders of any Securities described in subclause (B) of Clause (1) of this Section to receive, solely from the trust fund described in such subclause (B), payments in respect of the principal of, and premium and Additional Amounts (if any) and interest on, such Securities when such payment are due.

SECTION 402.   APPLICATION OF TRUST MONEY.

      Subject to the provisions of the last paragraph of Section 1003 and
Section 506, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and premium and Additional Amounts, if any, and interest for whose payment such money has been deposited with the Trustee. All moneys deposited with the Trustee pursuant to Section 401 (and held by it or any Paying Agent) for the payment of Securities subsequently converted shall be returned to the Company upon Company Request.

SECTION 403.   REINSTATEMENT.

      If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article Four by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to this Article Four until such time as the Trustee or Paying Agent is permitted to apply all money held in trust with respect to the Securities; provided, however, that if the Company makes any payment of principal of, or any premium or Additional Amounts or interest on, any Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of the Securities to receive such payment from the money so held in trust.

                                  ARTICLE FIVE

                                    REMEDIES

SECTION 501.   EVENTS OF DEFAULT.

      "Event of Default," wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Article Twelve or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body);

      (1) default in the payment of the principal of, or premium or Additional Amounts, if any, on any Security at its Maturity, whether or not such payment is prohibited by the provisions of Article Twelve; or

      (2) default in the payment of any interest upon any Security when it becomes due and payable, whether or not such payment is prohibited by the provisions of Article Twelve, and continuance of such default for a period of 30 days; or

      (3) failure by the Company to provide timely notice of a Repurchase Event as required in accordance with the provisions of Article Fourteen; or

      (4) default in the payment of the Repurchase Price in respect of any Security on the Repurchase Date therefor in accordance with the provisions of Article Fourteen, whether or not such payment is prohibited by the provisions of Article Twelve; or

      (5) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture or the Security and Pledge Agreement (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

      (6) default under one or more bonds, debentures, notes or other evidences of indebtedness for money borrowed by the Company or any Subsidiary or under one or more mortgages, indentures or instruments under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company or any Subsidiary, whether such indebtedness now exists or shall hereafter be created, which default individually or in the aggregate shall constitute a failure to pay the principal of indebtedness in excess of $10,000,000 when due and payable after the expiration of any applicable grace period with respect thereto or shall have resulted in indebtedness in excess of $10,000,000 becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such indebtedness having been discharged, or such acceleration having been rescinded or annulled, within a period of 30 days after there shall have been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities a written notice specifying such default and requiring the Company to cause such indebtedness to be discharged or cause such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder; or

      (7)(A) a court of competent jurisdiction shall enter a decree or order for relief in respect of the Company in any involuntary case under any Bankruptcy Law or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, which decree or order is not stayed; or any other similar relief shall be granted under any applicable federal or state law; (B) a decree or order of a court of competent jurisdiction for the appointment of a receiver, liquidator, sequestrator, trustee, Custodian or other officer having similar powers over the Company, or over all of or a substantial part of its or their respective properties, shall have been entered; or the involuntary appointment of an interim receiver, trustee or other Custodian (defined below) of the Company for all or a substantial part of its or their respective properties; or the issuance of a warrant of attachment, execution or similar process against any substantial part of the property of the Company or any of its Subsidiaries and the continuance of any such events in subpart (B) for 45 days unless stayed or discharged; or

      (8) the Company (A) shall have an order for relief entered with respect to it or commences a voluntary case under any Bankruptcy Law or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect; (B) shall consent to the entry of an order for relief in an involuntary case, or to the conversion to an involuntary case, under any such law; (C) shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; (D) shall have made a general assignment for the benefit of creditors of a substantial part of its or their assets; (E) shall admit in writing of its inability to pay its debts as such debts become due; or (F) the Board of Directors of the Company (or any committee thereof) adopts any resolution which has not been rescinded or otherwise authorizes or approves any of the foregoing; or

      (9) The occurrence of a Change of Control; PROVIDED, that such Event of Default will be cured after a Change of Control notice has been sent and all Securities properly tendered for purchase pursuant to such notice are accepted for payment and such payment provided in the notice is made, as described in Article Fourteen.

      The term "Bankruptcy Law" means Title 11, U.S. Code or any similar federal or state law for the relief of debtors or the Bankruptcy Act (Canada), the Companies Creditor Arrangement Act (Canada) or any other Canadian federal or provincial law or the law of any other jurisdiction relating to the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law.

SECTION 502.   ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

      If an Event of Default (other than as specified in subparagraph (7) or (8) of Section 501) occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities may declare the principal of all the Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal plus any interest accrued on the Securities to the date of declaration shall become immediately due and payable. If an Event of Default specified in subparagraph
(7) or (8) of Section 501 occurs and is continuing with respect to the Company, then the principal of, premium and Additional Amounts, if any, and accrued and unpaid interest, if any, on all of the Securities shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder of Securities.

      At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

      (l) the Company has paid or deposited with the Trustee a sum sufficient to pay

            (A)   all overdue interest on all Securities,

            (B) the principal of and premium and Additional Amounts, if any, on any Securities which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Securities,

            (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate borne by the Securities, and

            (D) all sums paid or advanced by the Trustee and each predecessor Trustee, their respective agents and counsel hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee and each predecessor Trustee, their respective agents and counsel; and

      (2) all Events of Default, other than the nonpayment of the principal of, premium, and Additional Amounts, if any, and interest on the Securities that has become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513. No such rescission and waiver shall affect any subsequent default or impair any right consequent thereon.

      Upon receipt by the Trustee of any declaration of acceleration, or any rescission and annulment of any such declaration, pursuant to this Section 502, a record date shall automatically and without any other action by any Person be set for the purpose of determining the Holders of Outstanding Securities entitled to join in such declaration, or rescission and annulment, as the case may be, which record date shall be the close of business on the day the Trustee receives such declaration, or rescission and annulment, as the case may be. The Holders of Outstanding Securities on such record date (or their duly appointed agents), and only such Persons, shall be entitled to join in such declaration, or rescission and annulment, as the case may be, whether or not such Holders remain Holders after such record date; PROVIDED, that unless such declaration, or rescission and annulment, as the case may be, shall have become effective by virtue of Holders of the requisite principal amount of Outstanding Securities on such record date (or their duly appointed agents) having joined therein on or prior to the 90th day after such record date, such declaration, or rescission and annulment, as the case may be, shall automatically and without any action by any Person be canceled and of no further force or effect.

SECTION 503.   COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE.

      The Company covenants that if

      (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

      (2) default is made in the payment of the principal of or premium and Additional Amounts, if any, on any Security at the Maturity thereof, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal of, and premium, if any, and interest, and, to the extent that payment of such interest shall be legally enforceable, interest, on any overdue principal and premium, if any, and on any overdue interest, at the rate borne by the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee and each predecessor Trustee, their respective agents and counsel, and any other amounts due the Trustee or any predecessor Trustee under Section 607.

      If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid and may prosecute any such proceeding to judgment or final decree, and may enforce the same against the Company (or any other obligor upon the Securities) and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company (or any other obligor upon the Securities), including Collateral under the Security and Pledge Agreement wherever situated.

      If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 504.   TRUSTEE MAY FILE PROOFS OF CLAIM.

      In case of any judicial proceeding relative to the Company (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have the claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it and each predecessor Trustee for the reasonable compensation, expenses, disbursements and advances of the Trustee and each predecessor Trustee and their respective agents and counsel, and any other amounts due the Trustee under Section 607.

      No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; PROVIDED, HOWEVER, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and may be a member of the Creditors' Committee.

SECTION 505.   TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES.

      All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee and each predecessor Trustee and their respective agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 506.   APPLICATION OF MONEY COLLECTED.

      Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or premium and Additional Amounts, if any, or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

      FIRST: To payment of all amounts due the Trustee under Section 607;

      SECOND: Subject to Article Twelve and the Security and Pledge Agreement, to the holders of Senior Indebtedness;

      THIRD: To the payment of the amounts then due and unpaid for principal of and premium, if any, and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and premium, if any, and interest, respectively; and

      FOURTH: The balance, if any, to the Company or any other Person or Persons determined to be entitled thereto upon provision of an Officer's Certificate or other evidence reasonably satisfactory to the Trustee by the Company or such other person verifying such entitlement.

SECTION 507.   LIMITATION ON SUITS.

      No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

      (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

      (2) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

      (3) such Holder or Holders have offered to the Trustee reasonable indemnity satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request;

      (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

      (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities; it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

SECTION 508. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM, ADDITIONAL AMOUNTS AND INTEREST AND TO CONVERT.

      Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and premium and Additional Amounts, if any, and (subject to Section 307) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date or, in the case of a repurchase pursuant to Article Fourteen, on the Repurchase Date) and to convert such Security in accordance with Article Thirteen and to institute suit for the enforcement of any such payment and right to convert, and such rights shall not be impaired without the consent of such Holder.

SECTION 509.   RESTORATION OF RIGHTS AND REMEDIES.

      If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 510.   RIGHTS AND REMEDIES CUMULATIVE.

      Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 511.   DELAY OR OMISSION NOT WAIVER.

      No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 512.   CONTROL BY HOLDERS.

      The Holders of a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, including, without limitation, powers conferred on it by the Security and Pledge Agreement; PROVIDED, that

      (1) such direction shall not be in conflict with any rule of law or with this Indenture; and

      (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

      (3) subject to the provisions of Section 601, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall determine that the action so directed would involve the Trustee in personal liability or would be unduly prejudicial to Holders not joining in such direction.

      Upon receipt by the Trustee of any such direction, a record date shall automatically and without any other action by any Person be set for the purpose of determining the Holders of Outstanding Securities entitled to join in such direction, which record date shall be the close of business on the day the Trustee receives such direction. The Holders of Outstanding Securities on such record date (or their duly appointed agents), and only such Persons, shall be entitled to join in such direction, whether or not such Holders remain Holders after such record date; PROVIDED, that unless such direction shall have become effective by virtue of Holders of the requisite principal amount of Outstanding Securities on such record date (or their duly appointed agents) having joined therein on or prior to the 90th day after such record date, such direction shall automatically and without any action by any Person be canceled and of no further force or effect.

SECTION 513.   WAIVER OF PAST DEFAULTS.

      The Holders of not less than a majority in principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder or under the Security and Pledge Agreement and its consequences, except a default

      (1) in the payment of the principal of or premium and Additional Amounts, if any, or interest on any Security,

      (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

      Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 514.   UNDERTAKING FOR COSTS.

      In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; PROVIDED, that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company, in any suit instituted by the Trustee, a suit by a Holder pursuant to Section 508, or a suit by a Holder or Holders of more than 10% in principal amount of the outstanding Securities.

                                   ARTICLE SIX

                                   THE TRUSTEE

SECTION 601.   CERTAIN DUTIES AND RESPONSIBILITIES.

      The duties and responsibilities of the Trustee shall be as provided by this Indenture and the Trust Indenture Act for securities issued pursuant to indentures qualified thereunder. Except as otherwise provided herein, notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability or risk in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity satisfactory to it against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section. The Trustee shall not be liable (x) for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was grossly negligent in ascertaining the pertinent facts or (y) with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding relating to the time, method and place of conducting any proceeding or any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture. Prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default which may have occurred: (i) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture and in the Trust Indenture Act, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture and in the Trust Indenture Act, and no implied covenants or obligations shall be read in to this Indenture against the Trustee; and (ii) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions therein, upon any statements, certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture and believed by the Trustee to be genuine and to have been signed or presented by the proper party or parties; but in the case of any such statements, certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform on their face to the requirements of this Indenture. If a default or an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in its exercise thereof as a prudent Person would exercise or use under the circumstances in the conduct of his own affairs.

SECTION 602.   NOTICE OF DEFAULTS.

      The Trustee shall give the Holders notice of any default hereunder of which a Responsible Officer has received written notice as and to the extent provided by the Trust Indenture Act; PROVIDED, HOWEVER, that in the case of any default of the character specified in Section 501(5), no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

SECTION 603.   CERTAIN RIGHTS OF TRUSTEE.

      Subject to the provisions of Section 601:

      (a) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

      (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

      (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely conclusively upon an Officers' Certificate;

      (d) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

      (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

      (f) before the Trustee acts or refrains from acting with respect to any matter contemplated by this Indenture, it may require an Officers' Certificate or an Opinion of Counsel, which shall conform to the provisions of Section 102, and the Trustee shall be protected and shall not be liable for any action it takes or omits to take in good faith and without gross negligence in reliance on such certificate or opinion;

      (g) the Trustee shall not be required to give any bond or surety in respect of the performance of its power and duties hereunder;

      (h) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the

Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

      (i) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

      (j) the Trustee shall not be deemed to have actual knowledge of a default or Event of Default until a Responsible Officer shall have received written notice thereof;

      (k) The Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust power conferred upon the Trustee, under this Indenture;

      (l) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured;

      (m) The Trustee shall not be responsible for the recording, rerecording, or filing of UCC Statements or UCC Continuation Statements; and

      (n) The permissive right of the Trustee to do things enumerated in this Indenture shall not be construed as a duty, and the Trustee shall not be answerable for other than its gross negligence or willful misconduct.

SECTION 604.   NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES.

      The recitals contained herein and in the Securities, except the Trustee's certificate of authentication, shall be taken as the statements of the Company, and the Trustee and any Authenticating Agent assume no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture, the Security and Pledge Agreement, the Collateral or of the Securities. The Trustee and any Authenticating Agent shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

SECTION 605.   MAY HOLD SECURITIES.

      The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

SECTION 606.   MONEY HELD IN TRUST.

      Money held by the Trustee or any Paying Agent in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee or any Paying Agent shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

SECTION 607.   COMPENSATION AND REIMBURSEMENT.

      The Company agrees:

      (l) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder and under the Security and Pledge Agreement (including its services as Security Registrar or Paying Agent or Conversion Agent, or any other agency capacity if so appointed by the Company) as may be mutually agreed upon in writing by the Company and the Trustee (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

      (2) except as otherwise expressly provided herein, to reimburse the Trustee and each predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of it in connection with the performance of its duties under any provision of this Indenture and under the Security and Pledge Agreement (including the reasonable compensation and the expenses and disbursements of its agents and counsel and all other persons not regularly in its employ) except to the extent any such expense, disbursement or advance may be attributable to its gross negligence or bad faith; and

      (3) to indemnify the Trustee (which for purposes of this subsection shall include its directors, officers, employees and agents) and each predecessor Trustee (each an "indemnitee") for, and to hold it harmless against, any loss, liability or expense incurred without gross negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder and its duties hereunder and under the Security and Pledge Agreement (including its services as Security Registrar or Paying Agent, if so appointed by the Company), including enforcement of this
Section 607 and including the costs and expenses of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The Company at the request of an indemnitee shall defend any claim or threatened claim asserted against an indemnitee for which it may seek indemnity, and the indemnitee shall cooperate in the defense unless, in the reasonable opinion of the indemnitee's counsel, the indemnitee has an interest adverse to the Company or a potential conflict of interest exists between the indemnitee and the Company, in which case the indemnitee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel; PROVIDED that the Company shall only be responsible for the reasonable fees and expenses of one law firm (in addition to local counsel) in any one action or separate substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, such law firm to be designated by the indemnitee. This indemnity shall survive the termination of the Indenture and the resignation or removal of the Trustee.

      As security for the performance of the obligations of the Company under this Section 607, the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Securities, and the Securities are hereby subordinated to such prior lien. The obligations of the Company under this Section to compensate and indemnify the Trustee and any predecessor Trustee and to pay or reimburse the Trustee and any predecessor Trustee for expenses, disbursements and advances, and any other amounts due the Trustee or any predecessor Trustee under Section 607, shall constitute an additional obligation hereunder and shall survive the satisfaction and discharge of this Indenture.

      The Company agrees to pay by wire transfer on or prior to the Closing Date the fees and expenses of counsel to the Trustee incurred in connection with the preparation, delivery and execution of this Indenture and the Security and Pledge Agreement.

      When the Trustee or any predecessor Trustee incurs expenses or renders services in connection with the performance of its obligations hereunder (including its services as Security Registrar or Paying Agent, if so appointed by the Company) after an Event of Default specified in Section 501(7) or (8) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any applicable bankruptcy, insolvency or other similar federal or state law or analogous foreign law to the extent provided in Section 503(b)(5) of Title 11 of the United States Code, as now or hereafter in effect.

SECTION 608.   INTENTIONALLY LEFT BLANK.

SECTION 609.   CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.

      There shall at all times be a Trustee hereunder which shall be a Person that (i) is eligible pursuant to the Trust Indenture Act to act as such, (ii) has (or, in the case of a corporation included in a bank holding company system, whose related bank holding company has) a combined capital and surplus of at least $50,000,000 and (iii) has an office where it provides corporate trust services, or at which it is authorized to receive notices hereunder, in the Borough of Manhattan, The City of New York, or a designated agent. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of a Federal or state supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 610.   RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

      (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

      (b) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee required by
Section 611 shall not have been delivered to the resigning Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

      (c) The Trustee may be removed at any time by an Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Trustee and to the Company.

      (d) If at any time:

            (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for the last six months, or

            (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

            (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 5l4, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

      (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee and such successor Trustee shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 611, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

      (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders in the manner provided in Section 106. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

SECTION 611.   ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

      Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 612.   MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.

      Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business (including the trust created by this Indenture) of the Trustee, shall be the successor of the Trustee hereunder, PROVIDED such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 613.   INTENTIONALLY LEFT BLANK.

SECTION 614.   APPOINTMENT OF AUTHENTICATING AGENT.

      The Trustee may appoint an Authenticating Agent or Agents acceptable to and at the expense of the Company which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon exchange, registration of transfer, partial conversion or partial redemption, but not upon original issuance or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the

Trustee or the Trustee's certificate of authentication, such reference shall, but not upon original issuance or pursuant to Section 306, be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a Person organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having (or, in case of a corporation included in a bank holding company system, its bank holding company shall have) a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

      Any Person into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any Person succeeding to all or substantially all of the corporate agency or corporate trust business of an Authenticating Agent (including the authenticating agency contemplated by this Indenture), shall continue to be an Authenticating Agent, PROVIDED such Person shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

      An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail notice of such appointment by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment under this Section shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible to act as such under the provisions of this Section.

      Any Authenticating Agent by the acceptance of its appointment shall be deemed to have represented to the Trustee that it is eligible for appointment as Authenticating Agent under this Section and to have agreed with the Trustee that: it will perform and carry out the duties of an Authenticating Agent as herein set forth, including among other things the duties to authenticate Securities when presented to it in connection with exchanges, registrations of transfer or redemptions or conversions thereof, but not upon original issuances or pursuant to Section 306; it will keep and maintain, and furnish to the

Trustee from time to time as requested by the Trustee, appropriate records of all transactions carried out by it as Authenticating Agent and will furnish the Trustee such other information and reports as the Trustee may reasonably require; and it will notify the Trustee promptly if it shall cease to be eligible to act as Authenticating Agent in accordance with the provisions of this Section. Any Authenticating Agent by the acceptance of its appointment shall be deemed to have agreed with the Trustee to indemnify the Trustee against any loss, liability or expense incurred by the Trustee and to defend any claim asserted against the Trustee by reason of any acts or failures to act of such Authenticating Agent, but such Authenticating Agent shall have no liability for any action taken by it in accordance with the specific written direction of the Trustee.

      The Trustee shall not be liable for any act or any failure of the Authenticating Agent to perform any duty either required herein or authorized herein to be performed by such Person in accordance with this Indenture.

      The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

      If an appointment is made pursuant to this Section, the Securities may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

      This is one of the Securities described in the within-mentioned Indenture.


                              BANKERS TRUST COMPANY, As Trustee


                              By_____________________________________
                                    As Authenticating Agent

                              By_____________________________________
                                    Authorized Officer


                                  ARTICLE SEVEN

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 701.   COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS.

      The Company will furnish or cause to be furnished to the Trustee (a) semi-annually, not more than 15 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date, and (b) at such other times as the

Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished.

      Notwithstanding the foregoing, so long as the Trustee is the Security Registrar, no such list shall be required to be furnished.

SECTION 702.   PRESERVATION OF INFORMATION; COMMUNICATION TO HOLDERS.

      (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished.

      (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

      (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act or otherwise in accordance with this Indenture.

SECTION 703.   INTENTIONALLY LEFT BLANK.

SECTION 704.   REPORTS BY COMPANY.

      The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided, that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.

SECTION 705.   INTENTIONALLY LEFT BLANK.

                                  ARTICLE EIGHT

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 801.   COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS.

      The Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company, unless:

      (1) in case the Company shall consolidate with or merge into another Person or convey, transfer or lease all or substantially all of its properties and assets to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, all or substantially all of the properties and assets of the Company shall be a corporation, partnership or trust, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia or the federal laws of Canada or any province thereof and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and premium and Additional Amounts, if any, and interest on all the Securities and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed and shall have provided for conversion rights in accordance with Section 1311;

      (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing;

      (3) such consolidation, merger, conveyance, transfer or lease does not adversely affect the validity or enforceability of the Securities;

      (4) the interest, principal, premium, if any, and other amounts paid or credited in respect of the Securities will not be subject to Canadian Tax as a result of such consolidation, merger, conveyance, transfer or lease; and

      (5) the Company or the successor Person has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

SECTION 802.   SUCCESSOR SUBSTITUTED.

      Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease of all or substantially all of the properties and assets of the Company in accordance with Section 801,



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




the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a transfer by lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.


                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

SECTION 901.   SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS.

      Without the consent of any Holders, the Company, when authorized by a Board Resolution and the provisions hereunder, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

      (l) to cause this Indenture to be qualified under the Trust Indenture Act; or

      (2) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities and the Security and Pledge Agreement; or

      (3) to add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power conferred herein or in the Securities and the Security and Pledge Agreement upon the Company; or

      (4) to add any additional Events of Default, provided that the addition of such Events of Default does not result in any interest on the Securities being subject to Canadian Tax; or

      (5) to permit or facilitate the issuance of Securities in uncertificated form; or

      (6)   to further secure the Securities; or

      (7) to make provision with respect to the conversion rights of Holders pursuant to the requirements of Section 1311 or the repurchase rights of Holders pursuant to Section 1407; or

      (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities; or

      (9) to cure any ambiguity, to correct or supplement any provision herein or in the Securities or the Security and Pledge Agreement which may be defective or inconsistent with any other provision herein or in the Securities or the Security and Pledge Agreement, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture; provided, that such action pursuant to this Clause (9) shall not adversely affect the interests of the Holders in any material respect and the Trustee may rely upon an Opinion of Counsel to that effect.

SECTION 902.   SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.

      With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto or any amendment to the Security and Pledge Agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or the Security and Pledge Agreement or of modifying in any manner the rights of the Holders under this Indenture or the Security and Pledge Agreement or change the obligation of the Company to pay Additional Amounts; provided, however, that no such supplemental indenture or amendment shall, without the consent of the Holder of each Outstanding Security affected thereby,

      (1) change the Stated Maturity of the principal of, or any installment of interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or change the obligation of the Company to pay Additional Amounts or change the place of payment where, or the coin or currency in which, any Security or any premium or Additional Amounts or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption
Date), or adversely affect the right to convert any Security as provided in Article Thirteen (except as permitted by Section 901(7)), or modify the provisions of Article Fourteen (except as provided by Section 901(7)), or the provisions of this Indenture with respect to the subordination of the Securities, in a manner adverse to the Holders, or

      (2) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture, or

      (3) modify any of the provisions of this Section, Section 513 or Section 1009, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; PROVIDED, HOWEVER, that this Clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section, or the deletion of this proviso, in accordance with the requirements of Section 901(8).

      It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.




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




SECTION 903.   EXECUTION OF SUPPLEMENTAL INDENTURES.

      In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which adversely affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 904.   EFFECT OF SUPPLEMENTAL INDENTURES.

      Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 905.   CONFORMITY WITH TRUST INDENTURE ACT.

      Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

SECTION 906.   REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES.

      Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Company, bear a notation in form approved by the Company as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Company, to any such supplemental indenture may be prepared and executed by the Company and (at the specific direction of the Company) authenticated and delivered by the Trustee in exchange for Outstanding Securities.

SECTION 907.   NOTICE OF SUPPLEMENTAL INDENTURE.

      Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to this Article, the Company shall transmit to the Holders a notice setting forth the substance of such supplemental indenture.




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




                                   ARTICLE TEN

                                    COVENANTS

SECTION 1001.  PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST.

      The Company will duly and punctually pay the principal of and premium and Additional Amounts, if any, and interest on the Securities in accordance with the terms of the Securities and this Indenture.

SECTION 1002.  MAINTENANCE OF OFFICE OR AGENCY.

      The Company will maintain in New York, New York an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer, where Securities may be surrendered for exchange or conversion and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served, which office or agency shall initially be located at Four Albany Street, New York, New York 10006. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

      The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in New York, New York for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 1003.  MONEY FOR SECURITY PAYMENTS TO BE HELD IN TRUST.

      If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of and premium, if any, or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and premium, if any, or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

      Whenever the Company shall have one or more Paying Agents, it will, on or prior to 10:00 a.m. (New York City time) on each due date of the principal of, and premium and Additional Amounts, if any, or interest on any Securities, deposit with a Paying Agent a sum in same day funds sufficient to pay the principal and any premium and Additional Amounts and interest so becoming due, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

      The Company will cause each Paying Agent other than the Trustee or the Company to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (i) comply with the provisions of the Trust Indenture Act and this indenture applicable to it as a Paying Agent and hold all sums held by it for the payment of principal of, or any premium or interest on, the Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided; (ii) give the Trustee written notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment in respect of the Securities; and (iii) at any time during the continuance of any Event of Default by the Company (or any other obligor upon the Securities) in the making of any payment in respect of the Securities, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities, and account for any funds disbursed.

      The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

      The Trustee shall not be liable for any act or failure to act of any Paying Agent (other than the Trustee acting in such capacity) to perform any duty either required herein or authorized herein to be performed by such person in accordance with this Indenture.

      Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of and premium and Additional Amounts, if any, or interest on any Security and remaining unclaimed for two years after such principal and premium and Additional Amounts, if any, or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in New York, New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.




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SECTION 1004.  STATEMENT BY OFFICERS AS TO DEFAULT.

      The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

      The Company will deliver to the Trustee, forthwith upon becoming aware of any default in the performance or observance of any covenant, agreement or condition contained in this Indenture, or any Event of Default, an Officers' Certificate specifying with particularity such default or Event of Default and further stating what action the Company has taken, is taking or proposes to take with respect thereto.

      Any notice required to be given under this Section 1004 shall be delivered to the Trustee at its Corporate Trust Office.

SECTION 1005.  EXISTENCE.

      Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect the Company's existence, rights (charter and statutory) and franchises and the existence, rights (charter and statutory) and franchises of each Subsidiary; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

SECTION 1006.  MAINTENANCE OF PROPERTIES.

      The Company will cause all properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, HOWEVER that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.

SECTION 1007.  PAYMENT OF TAXES AND OTHER CLAIMS.

      The Company will pay or discharge, or cause to be paid or discharged, before the same may become delinquent, (i) all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary, (ii) all



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




claims for labor, materials and supplies which, if unpaid, might by law become a lien or charge upon the property of the Company or any Subsidiary, and (iii) all stamps and other duties, if any, which may be imposed by the United States or any political subdivision thereof or therein in connection with the issuance, transfer, exchange or conversion of any Securities or with respect to this Indenture; provided however that, in the case of clauses (i) and (ii), the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim (A) if the failure to do so will not, in the aggregate, have a material adverse impact on the Company, or
(B) if the amount, applicability or validity is being contested in good faith by appropriate proceedings.

SECTION 1008.  RESALE OF CERTAIN SECURITIES.

      During the period beginning on the date of original issuance of the Securities and ending on the date that is two years from such date (or such shorter period under Rule 144(k) under the Securities Act or any successor rule), the Company will not, and will use reasonable efforts not to permit any of its Subsidiaries or other "affiliates" (as defined under Rule 144 under the Securities Act or any successor provision thereto) controlled by the Company to, resell (i) any Securities which constitute "restricted securities" under Rule 144 or (ii) any securities into which the Securities have been converted under this Indenture which constitute "restricted securities" under Rule 144, that in either case have been reacquired by any of them. The Trustee shall have no responsibility in respect of the Company's performance of its agreement in the preceding sentence.

SECTION 1009.  WAIVER OF CERTAIN COVENANTS.

      The Company may omit in any particular instance to comply with any covenant or condition set forth in Section 1005, 1006 and 1007, if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

SECTION 1010.  ADDITIONAL AMOUNTS.

      The Company will pay to the Holder of any Security Additional Amounts as provided in the form of Security set forth in Section 202. Whenever in this Indenture there is mentioned, in any context, the payment of the principal of, premium, if any, or interest on, or in respect of, any Security, such mention shall be deemed to include mention of the payment of Additional Amounts provided for in this Section to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section and express mention of the payment of Additional Amounts in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

      At least 30 days prior to each date on which any payment under or with respect to the Securities is due and payable, if the Company will be obligated to pay Additional Amounts with respect to such payment, the Company will deliver to the Trustee and the Paying Agent an Officers' Certificate stating the fact that such Additional Amounts will be payable and setting forth the amounts so payable and other information necessary to enable the Trustee and the Paying Agent to pay such Additional Amounts to the Holders or owners of a beneficial interest in the Securities, as the case may be, on the payment date. The Company covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers' Certificate furnished pursuant to this Section, except to the extent such loss, liability or expense is attributable to the Trustee's or such Paying Agent's gross negligence or bad faith.

                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

SECTION 1101.  RIGHT OF REDEMPTION.

      The Securities may be redeemed at the election of the Company, in whole or from time to time in part, at any time on or after November 13, 1999, at the Redemption Price specified in the form of Security hereinbefore set forth, together with accrued and unpaid interest to, but excluding, the Redemption Date.

SECTION 1102.  APPLICABILITY OF ARTICLE.

      Redemption of Securities at the election of the Company as permitted by any provision of this Indenture shall be made in accordance with such provision and this Article.

SECTION 1103.  ELECTION TO REDEEM; NOTICE TO TRUSTEE.

      The election of the Company to redeem any Securities pursuant to Section 1101 shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all the Securities, the Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter period shall be satisfactory to the Trustee), notify the Trustee in writing of such Redemption Date and of the principal amount of Securities to be redeemed. In case of any redemption at the election of the Company of all of the Securities, the Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter period shall be satisfactory to the Trustee), notify the Trustee in writing of such Redemption Date.

SECTION 1104.  SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED.

      If less than all the Securities are to be redeemed (other than as provided in Section 202 regarding redemption in connection with a Tax Law Change), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities not previously called for redemption, by any method deemed fair and appropriate by the Trustee.

      If any Security selected for partial redemption is converted in part before termination of the conversion right with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption. Securities which have been converted during a selection of Securities to be redeemed shall be treated by the Trustee as Outstanding for the purpose of such selection. In any case where more than one Security is registered in the same name, the Trustee in its discretion may treat the aggregate principal amount so registered as if it were represented by one Security.

      The Trustee shall promptly notify the Company and each Security Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

      For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 1105.  NOTICE OF REDEMPTION.

      Notice of redemption shall be given as provided in Sections 105 and 106 not less than 30 nor more than 60 days prior to the Redemption Date, to the Trustee and to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

      All notices of redemption shall state:

      (a)   the Redemption Date,

      (b)   the Redemption Price,

      (c) if less than all the Outstanding Securities are to be redeemed, the identification (and, in the case of partial redemption of any Securities, the principal amounts) of the particular Securities to be redeemed,

      (d) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and that (unless the Company shall default in payment of the Redemption Price) interest thereon will cease to accrue on and after said date,

      (e) the conversion price, the date on which the right to convert the Securities to be redeemed will terminate (which right shall extend at least until one business day prior to the Redemption Date) and the place or places where such Securities may be surrendered for conversion, and

      (f) the place or places where such Securities are to be surrendered for payment of the Redemption Price.



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




      Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request received by the Trustee at least 30 days prior to the Redemption Date, by the Trustee in the name and at the expense of the Company.

SECTION 1106.  DEPOSIT OF REDEMPTION PRICE.

      On or prior to 10:00 a.m. (New York City time) on any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money in same day funds sufficient to pay the Redemption Price of, and accrued and unpaid interest on, all the Securities or portions thereof which are to be redeemed on that date other than any Securities called for redemption on that date which have been converted prior to the date of such deposit.

      If any Security called for redemption is converted, any money deposited with the Trustee or with any Paying Agent or so segregated and held in trust for the redemption of such Security shall (subject to any right of the Holder of such Security or any Predecessor Security to receive interest as provided in the last paragraph of Section 307) be paid to the Company upon Company Request or, if then held by the Company, shall be discharged from such trust.

SECTION 1107.  SECURITIES PAYABLE ON REDEMPTION DATE.

      Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price, any Additional Amounts and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price and any Additional Amounts, together with accrued and unpaid interest to, but excluding, the Redemption Date; provided, however, that installments of interest whose Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

      If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and premium, if any, shall, until paid, bear interest from the Redemption Date at the rate borne by the Security.

SECTION 1108.  SECURITIES REDEEMED IN PART.

      Any Security which is to be redeemed only in part shall be surrendered at an office or agency of the Company maintained for that purpose pursuant to
Section 1002 (with, if the Company or the Securities Registrar so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Securities Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without




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




service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.



                                 ARTICLE TWELVE

                           SUBORDINATION OF SECURITIES

SECTION 1201.  SECURITIES SUBORDINATED TO SENIOR INDEBTEDNESS.

      The Company covenants and agrees, and each Holder of a Security, by his acceptance thereof, likewise covenants and agrees, that, at all times and in all respects, the indebtedness represented by the Securities and the payment of the principal of and premium, if any, and interest on each and all of the Securities are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness, except with respect to the Collateral as contemplated by the Security and Pledge Agreement. "Senior Indebtedness" means (i) the principal, premium, if any, and interest in respect of (A) indebtedness of the Company for money borrowed and (B) indebtedness evidenced by securities, debentures, bonds or other similar instruments issued by the Company, (ii) all capital lease obligations of the Company, (iii) all obligations of the Company issued or assumed as the deferred purchase price of property, all conditional sale obligations of the Company and all obligations of the Company under any title retention agreement (but excluding trade obligations of the Company under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business), (iv) all obligations of the Company for the reimbursement on any letter of credit, bankers acceptance, security purchase facility or similar credit transaction, (v) all obligations of the type referred to in clauses (i) through (iv) above of other persons for the payment of which the Company is responsible or liable as obligor, guarantor or otherwise, and (vi) all obligations of the type referred to in clauses (i) through (v) above of other persons secured by any lien on any property or assets of the Company (whether or not such obligation is assumed by the Company), except for any such indebtedness or other obligation that is by its terms subordinated to or PARI PASSU with the Securities.

SECTION 1202.  PAYMENT OVER OF PROCEEDS UPON DISSOLUTION. ETC.

      In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding, relative to the Company or to its creditors, as such, or to a substantial part of its assets, or (b) any proceeding for the liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any general assignment for the benefits of creditors or any other marshaling of assets and liabilities of the Company, then and in any such event the holders of Senior Indebtedness shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Indebtedness; or provision shall be made for such payment in money or money's worth, before the Holders of the Securities are entitled to receive any payment or distribution of any kind or character, whether in cash, property or securities, on account of principal of or premium and Additional Amounts, if any, or interest on the Securities, other than with respect to the Collateral, and to that end the holders of Senior


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Indebtedness shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Securities, which may be payable or deliverable in respect of the Securities in any such case, proceeding dissolution, liquidation or other winding up or event other than with respect to the Collateral.

      In the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Security shall have received any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Securities, other than with respect to the Collateral, before all Senior Indebtedness is paid in full or payment thereof provided for, and if such fact shall, at or prior to the time of such payment or distribution, have been made known to the Trustee or such Holder, as the case may be, then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Company for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

      For purposes of this Article only, the words "cash, property or securities" shall not be deemed to include securities of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, which are subordinated in right of payment to all Senior Indebtedness which may at the time be outstanding to substantially the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article. The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the conveyance or transfer of its properties and assets substantially as an entirety to another Person upon the terms and conditions set forth in Article Eight shall not be deemed a dissolution, winding up, liquidation, reorganization, general assignment for the benefit of creditors or marshaling of assets and liabilities of the Company for the purposes of this Section if the Person formed by such consolidation or into which the Company is merged or which acquires by conveyance or transfer such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions set forth in Article Eight.

SECTION 1203. PRIOR PAYMENT TO SENIOR INDEBTEDNESS UPON ACCELERATION OF SECURITIES.

      In the event that any Securities are declared due and payable before their Stated Maturity, then and in such event the holders of Senior Indebtedness outstanding at the time such Securities so become due and payable shall be entitled to receive payment in full of all amounts due on or in respect of such Senior Indebtedness, or provision shall be made for such payment in money or


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money's worth, before the Holders of the Securities are entitled to receive any payment (including any payment which may be payable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Securities) by the Company on account of the principal of or premium and Additional Amounts, if any, or interest on the Securities or on account of purchase or other acquisition of Securities, other than with respect to the Collateral.

      In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Security prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to the Trustee or such Holder, as the case may be, then and in such event such payment shall be paid over and delivered forthwith to the Company.

      The provisions of this Section shall not apply to any payment with respect to which Section 1202 would be applicable.

SECTION 1204.  INTENTIONALLY LEFT BLANK.

SECTION 1205.  PAYMENT PERMITTED IF NO DEFAULT.

      Nothing contained in this Article or elsewhere in this Indenture or in any of the Securities shall prevent (a) the Company, at any time except during the pendency of any case, proceeding, dissolution, liquidation or other winding up, general assignment for the benefit of creditors or other marshaling of assets and liabilities of the Company referred to in Section 1202 or under the conditions described in Section 1203 or 1204, from making payments at any time of principal of and premium and Additional Amounts, if any, or interest on the Securities, or (b) the application by the Trustee of any money deposited with it hereunder to the payment of or on account of the principal of and premium, if any, or interest on the Securities or the retention of such payment by the Holders, if, at the time of such application by the Trustee, in its capacity as such, it did not have knowledge that such payment would have been prohibited by the provisions of this Article.

SECTION 1206.  SUBROGATION TO RIGHTS OF HOLDERS OF SENIOR INDEBTEDNESS.

      Subject to the payment in full of all amounts due on or in respect of Senior Indebtedness, the Holders of the Securities shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Indebtedness pursuant to the provisions of this Article (equally and ratably with the holders of all indebtedness of the Company which by its express terms is subordinated to other indebtedness of the Company to substantially the same extent as the Securities are subordinated and is entitled to like rights of subrogation) to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the principal of and premium, if any, and Interest on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee


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would otherwise be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Indebtedness by Holders of the Securities or the Trustee, shall, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness.

SECTION 1207.  PROVISIONS SOLELY TO DEFINE RELATIVE RIGHTS.

      The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities the principal of and premium and Additional Amounts, if any, and interest on the Securities as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company of the Holders of the Securities and creditors of the Company other than the holders of Senior Indebtedness; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.

SECTION 1208.  TRUSTEE TO EFFECTUATE SUBORDINATION.

      Each holder of a Security by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.

SECTION 1209.  NO WAIVER OF SUBORDINATION PROVISIONS.

      No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

      Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Securities to the holders of Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness, or otherwise amend or supplement in any manner Senior Indebtedness


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or any instrument evidencing the same or any agreement under which Senior
Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (iii) release any Person liable in any manner for the collection of Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Company and any other Person.

SECTION 1210.  NOTICE TO TRUSTEE.

      The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until a Responsible Officer of the Trustee shall have received written notice thereof from the Company or a holder of Senior Indebtedness or from any trustee therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 601, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice directing that a payment or distribution not be made provided for in this Section and Section 1204 at least two Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of and premium, if any, or interest on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within two Business Days prior to such date.

      Subject to the provisions of Section 601, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee or representative therefor) to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee or representative therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

SECTION 1211.  RELIANCE ON JUDICIAL ORDER OR CERTIFICATE OF LIQUIDATING
AGENT.

      Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of Section 601, and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit


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of creditors, agent or other person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

SECTION 1212.  TRUSTEE NOT FIDUCIARY FOR HOLDERS OF SENIOR INDEBTEDNESS.

      The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or to any other Person cash, property or securities to which holders of Senior Indebtedness shall be entitled by virtue of this Article or otherwise. With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Article against the Trustee.

SECTION 1213. RIGHTS OF TRUSTEE AS HOLDER OF SENIOR INDEBTEDNESS; PRESERVATION OF TRUSTEE'S RIGHTS.

      The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

      Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 607.

SECTION 1214.  ARTICLE APPLICABLE TO PAYING AGENTS.

      In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Section 1213 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

SECTION 1215.  CERTAIN CONVERSIONS DEEMED PAYMENT.

      For the purposes of this Article only, (1) the issuance and delivery of junior securities upon conversion of Securities in accordance with Article Thirteen shall not be deemed to constitute a payment or distribution on account of the principal of or premium or interest on Securities or on account of the purchase or other acquisition of Securities, and (2) the payment, issuance or delivery of cash (other than for payments of fractional shares pursuant to Section 1303), property or securities (other than junior securities) upon


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




conversion of a Security shall be deemed to constitute payment on account of the principal of such Security. For the purposes of this Section, the term "junior securities" means (a) shares of any class of capital stock of the Company and
(b) securities of the Company which are subordinated in right of payment to all Senior Indebtedness which may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, the right, which is absolute and unconditional, of the Holder of any Security to convert such Security in accordance with Article Thirteen.

SECTION 1216.  NO SUSPENSION OF REMEDIES.

      Nothing contained in this Article shall limit the right of the Trustee or the Holders of the Securities to take any action to accelerate the maturity of the Securities pursuant to the provisions described under Article Five and as set forth in this Indenture or to pursue any rights or remedies hereunder, under the Security and Pledge Agreement or under applicable law, subject to the rights, if any, under this Article of the holders, from time to time, of Senior Indebtedness to receive the cash, property or securities receivable upon the exercise of such rights or remedies.

                                ARTICLE THIRTEEN

                            CONVERSION OF SECURITIES

SECTION 1301.  CONVERSION PRIVILEGE AND CONVERSION PRICE.

      Subject to and upon compliance with the provisions of this Article, at the option of the Holder thereof, any Security or any portion of the principal amount thereof which equals $1,000 or any integral multiple thereof may be converted at any time after the date of original issuance of Securities under this Indenture at the principal amount thereof, or of such portion thereof, into fully paid and nonassessable Common Shares (calculated as to each conversion to the nearest 1/100 of a share), at the conversion price, determined as hereinafter provided, in effect at the time of conversion. Such conversion right shall expire at the close of business on November 13, 2003. In case a Security or portion thereof is called for redemption, such conversion right in respect of the Security or portion so called shall expire at the close of business on the Business Day next preceding the applicable Redemption Date, unless the Company defaults in making the payment due upon redemption. A Security for which a Holder has delivered a Repurchase Event purchase notice exercising the option of such holder to require the Company to repurchase such Security pursuant to Article Fourteen may be converted only if such notice is withdrawn by a written notice of withdrawal delivered by the Holder to the Company prior to the close of business on the Business Day immediately preceding the Repurchase Date.

      The price at which shares of Common Stock shall be delivered upon conversion (herein called the "conversion price") shall be initially $8.5406 per share. The conversion price shall be adjusted in certain instances as provided in Section 1304.



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SECTION 1302.  EXERCISE OF CONVERSION PRIVILEGE.

      In order to exercise the conversion privilege, the Holder of any Security shall surrender such Security, duly endorsed or assigned to the Company or in blank, at any office or agency of the Company maintained pursuant to Section 1002, accompanied by written notice to the Company in the form provided in the Security (or such other notice as is acceptable to the Company) at such office or agency that the Holder elects to convert such Security or, if less than the entire principal amount thereof is to be converted, the portion thereof to be converted.

      Securities surrendered for conversion during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the close of business on the Business Day immediately preceding such Interest Payment Date shall (unless such Security or portion thereof being converted shall have been called for redemption during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the close of business on the Business Day next preceding the following Interest Payment Date, as described in the succeeding sentence) be accompanied by payment in funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount being surrendered for conversion; provided, however, that no such payment need be made if there shall exist at the time of conversion a default in the payment of interest on the Security. If such Security or portion thereof being converted shall have been called for redemption during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the close of business on the Business Day immediately preceding such Interest Payment Date, then the Company shall pay interest on such Security or portion thereof up to but not including the date of conversion. Except as provided above in this
Section 1302 and subject to the second paragraph of Section 203 and the third paragraph of Section 307, no payment or adjustment shall be made upon any conversion on account of any interest accrued on the Securities surrendered for conversion or on account of any dividends on the Common Shares issued upon conversion.

      Securities shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Securities for conversion in accordance with the foregoing provisions, and at such time the rights of the Holders of such Securities as Holders shall cease, and the Person or Persons entitled to receive the Common Shares issuable upon conversion shall be treated for all purposes of the record holder or holders of such Common Shares as and after such time. As promptly as practicable on or after the conversion date, the Company shall issue and shall deliver at such office or agency a certificate or certificates for the number of full Common Shares issuable upon conversion, together with payment in lieu of any fraction of a share, as provided in Section 1303.

      In the case of any Security which is converted in part only, upon such conversion the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Security or Securities of authorized denominations in aggregate principal amount equal to the unconverted portion of the principal amount of such Security.



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SECTION 1303.  FRACTIONS OF SHARES.

      No fractional Common Share shall be issued upon conversion of Securities. If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Securities (or specified portions thereof) so surrendered. Instead of any fractional share which would otherwise be issuable upon conversion of any Security or Securities (or specified portions thereof), the Company shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the Closing Price (as hereinafter defined) at the close of business on the day of conversion (or, if such day is not a Trading Day (as hereafter defined), on the Trading Day immediately preceding such day).

SECTION 1304.  ADJUSTMENT OF CONVERSION PRICE.

      (a) In case the Company shall pay or make a dividend or other distribution on the Common Shares exclusively in Common Shares or shall pay or make a dividend or other distribution on any other class of capital stock of the Company which dividend or distribution includes Common Shares, the conversion price in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such conversion price by a fraction of which the numerator shall be the number of Common Shares outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purpose of this paragraph (a), the number of Common Shares at any time outstanding shall not include shares held in the treasury of the Company. The Company shall not pay any dividend or make any distribution on Common Shares held in the treasury of the Company.

      (b) Subject to paragraph (g) of this Section, in case the Company shall pay or make a dividend or other distribution on the Common Shares consisting exclusively of, or shall otherwise issue to all holders of the Common Shares, rights or warrants entitling the holders thereof to subscribe for or purchase shares of Common Shares at a price per share less than the Current Market Price (determined as provided in paragraph (j) of this Section) on the date fixed for the determination of stockholders entitled to receive such rights or warrants, the conversion price in effect at the opening of business on the day following the date fixed for such determination shall be reduced by multiplying such conversion price by a fraction of which the numerator shall be the number of Common Shares outstanding at the close of business on the date fixed for such determination plus the number of Common Shares which the aggregate of the offering price of the total number of Common Shares so offered for subscription or purchase would purchase at such Current Market Price and the denominator shall be the number of Common Shares outstanding at the close of business on the date fixed for such determination plus the number of Common Shares so offered for subscription or purchase, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (b), the number of Common


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




Shares at any time outstanding shall not include shares held in the treasury of the Company. The Company shall not issue any rights or warrants in respect of Common Shares held in the treasury of the Company. In determining whether any rights or warrants entitle the holders to subscribe for or purchase Common Shares at less than such Current Market Price, and in determining the aggregate offering price of such Common Shares, there shall be taken into account any consideration received by the Company for such rights or warrants, the value of such consideration, if other than cash, to be determined by the Board of Directors.

      (c) In case outstanding Common Shares shall be subdivided into a greater number of shares of Common Shares, the conversion price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and, conversely, in case outstanding Common Shares shall be combined into a smaller number of Common Shares, the conversion price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which subdivision or combination becomes effective.

      (d) Subject to the last sentence of this paragraph (d) and to paragraph
(g) of this Section, in case the Company shall, by dividend or otherwise, distribute to all holders of the Common Shares evidences of its indebtedness, shares of any class of its capital stock, cash or other assets (including securities, but excluding any rights or warrants referred to in paragraph (b) of this Section, excluding any dividend or distribution paid exclusively in cash and excluding any dividend or distribution referred to in paragraph (a) of this Section), the conversion price shall be reduced by multiplying the conversion price in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to such distribution by a fraction of which the numerator shall be the Current Market Price (determined as provided in paragraph (j) of this Section) on such date less the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) on such date of the portion of the evidences of indebtedness, shares of capital stock, cash and other assets to be distributed applicable to one Common Share and the denominator shall be such Current Market Price, such reduction to become effective immediately prior to the opening of business on the day following such date. If the Board of Directors determines the fair market value of any distribution for purposes of this paragraph (d) by reference to the actual or when-issued trading market for any securities comprising part or all of such distribution, it must in doing so consider the prices in such market over the same period used in computing the Current Market Price pursuant to paragraph (j) of this Section, to the extent possible. For purposes of this paragraph (d), any dividend or distribution that includes Common Shares, rights or warrants to subscribe for or purchase Common Shares or securities convertible into or exchangeable for Common Shares shall be deemed to be (x) a dividend or distribution of the evidences of indebtedness, cash, assets or shares of capital stock other than such Common Shares, such rights or warrants or such convertible or exchangeable securities (making any conversion price reduction required by this paragraph (d)) immediately followed by (y) in the case of such Common Shares or such rights or warrants, a dividend or distribution thereof (making any further conversion price reduction required by paragraph (a) and (b) of this Section, except any Common Shares included in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of paragraph (a) of this Section), or (z) in the case of such convertible or exchangeable securities, a dividend or distribution of the number of Common Shares as would then be issuable upon the conversion or exchange thereof, whether or not the conversion or exchange of such securities is subject to any conditions (making any further conversion price reduction required by paragraph
(a) of this Section, except the shares deemed to constitute such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of paragraph (a) of this Section).

      (e) In case the Company shall, by dividend or otherwise, at any time distribute to all holders of the Common Shares cash (excluding any cash that is distributed as part of a distribution referred to in paragraph (d) of this Section or in connection with a transaction to which Section 1311 applies) in an aggregate amount that, together with (A) the aggregate amount of any other distributions to all holders of the Common Shares made exclusively in cash within the 12 months preceding the date fixed for the determination of stockholders entitled to such distribution and in respect of which no conversion price adjustment pursuant to this paragraph (e) has been made previously and (B) the aggregate of any cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) as of such date of determination of consideration payable in respect of any tender offer by the Company or a Subsidiary for all or any portion of the Common Shares consummated within the 12 months preceding such date of determination and in respect of which no conversion price adjustment pursuant to paragraph (f) of this Section has been made previously, exceeds the greater of
(I) 12.5% of the product of the Current Market Price (determined as provided in paragraph (j) of this Section) on such date of determination times the number of Common Shares outstanding on such date or (II) the Company's retained earnings on the date fixed for determining the stockholders entitled to such distribution, the conversion price shall be reduced by multiplying the conversion price in effect immediately prior to the close of business on such date of determination by a fraction of which the numerator shall be the Current Market Price (determined as provided in paragraph (j) of this Section) on such date less the amount of cash to be distributed at such time applicable to one Common Share and the denominator shall be such Current Market Price, such reduction to become effective immediately prior to the opening of business on the day after such date.

      (f) In case a tender offer made by the Company or any Subsidiary for all or any portion of the Common Shares shall be consummated and such tender offer shall involve an aggregate consideration having a fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) as of the last time (the "Expiration Time") that tenders may be made pursuant to such tender offer (as it shall have been amended) that, together with (A) the aggregate of the cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) as of the Expiration Time of the other consideration paid in respect of any other tender offer by the Company or a Subsidiary for all or any portion of the Common Shares consummated within the 12 months preceding the Expiration Time and in respect of which no conversion price adjustment pursuant to this paragraph (f) has been made previously and (B)


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the aggregate amount of any distributions to all holders of the Common Shares made exclusively in cash within the 12 months preceding the Expiration Time and in respect of which no conversion price adjustment pursuant to paragraph (e) of this Section has been made previously, exceeds the greater of (I) 12.5% of the product of the Current Market Price (determined as provided in paragraph (j) of this Section) immediately prior to the Expiration Time times the number of Common Shares outstanding (including any tendered shares) at the Expiration Time or (II) the Company's retained earnings as of the Expiration Time, the conversion price shall be reduced by multiplying the conversion price in effect immediately prior to the Expiration Time by a fraction of which the numerator shall be (x) the product of the Current Market Price (determined as provided in paragraph (j) of this Section) immediately prior to the Expiration Time times the number of Common Shares outstanding (including any tendered shares at the Expiration Time minus (y) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders upon consummation of such tender offer and the denominator shall be the product of (A) such Current Market Price times (B) such number of outstanding shares at the Expiration Time minus the number of shares accepted for payment in such tender offer (the "Purchased Shares"), such reduction to become effective immediately prior to the opening of business on the day following the Expiration Time; provided, that if the number of Purchased Shares or the aggregate consideration payable therefor have not been finally determined by such opening of business, the adjustment required by this paragraph (f) shall, pending such final determination, be made based upon the preliminarily announced results of such tender offer, and, after such final determination shall have been made, the adjustment required by this paragraph
(f) shall be made based upon the number of Purchased Shares and the aggregate consideration payable therefor as so finally determined.

      (g) In case of a tender or exchange offer made by a Person other than the Company or any Subsidiary for an amount which increases the offeror's ownership of Common Shares to more than 25% of the Common Shares outstanding and shall involve the payment by such person of consideration per share having a fair market value (as determined by the Board of Directors, whose determination shall be conclusive, and described in a resolution of the Board of Directors) at the last time (the "Offer Expiration Time") tenders or exchanges may be made pursuant to such tender or exchange offer (as it shall have been amended) that exceeds the Current Market Price of the Common Shares on the Trading Day next succeeding the Offer Expiration Time, and in which, as of the Offer Expiration Time the Board of Directors is not recommending rejection of the offer, the conversion price shall be reduced so that the same shall equal the price determined by multiplying the conversion price in effect immediately prior to the Offer Expiration Time by a fraction of which the numerator shall be the number of Common Shares outstanding (including any tendered or exchanged shares) on the Offer Expiration Time multiplied by the Current Market Price of the Common Shares on the Trading Day next succeeding the Offer Expiration Time and the denominator shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Offer Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Offer Purchased Shares") and (y) the product of the number of Common Shares outstanding (less any Offer Purchased Shares) on the


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Offer Expiration Time and the Current Market Price of the Common Shares on the
Trading Day next succeeding the Offer Expiration Time, such reduction to become effective immediately prior to the opening of business on the day following the Offer Expiration Time. In the event that such person is obligated to purchase shares pursuant to any such tender or exchange offer, but such person is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the conversion price shall again be adjusted to be the conversion price which would then be in effect if such tender or exchange offer had not been made. Notwithstanding the foregoing, the adjustment described in this Section 1304 shall not be made if, as of the Offer Expiration Time, the offering documents with respect to such offer disclose a plan or intention to cause the Company to engage in any transaction described in Article Eight.

      (h) In case the Company shall issue Common Stock or securities convertible into, or exchangeable for, Common Shares at a price per share (or having a conversion or exchange price per share) that is less than the then Current Market Price of the Common Shares (but excluding, among other things, issuances:
(a) pursuant to any bona fide plan for the benefit of employees, directors or consultants of the Company now or hereafter in effect; (b) to acquire all or any portion of a business in an arm's-length transaction between the Company and an unaffiliated third party including, if applicable, issuances upon exercise of options or warrants assumed in connection with such an acquisition; (c) in a bona fide public offering pursuant to a firm commitment underwriting (or a similar type of offering made pursuant to Rule 144A and/or Regulation S under the Securities Act) or sales at the market pursuant to a continuous offering stock program; (d) pursuant to the exercise of warrants, rights (including, without limitation, earnout rights) or options, or upon the conversion of convertible securities, which are issued and outstanding on the date hereof, or which may be issued in the future at fair value and with an exercise price or conversion price at least equal to the Current Market Price of the Common Shares at the time of issuance of such warrant, right, option or convertible security; and (e) pursuant to a dividend reinvestment plan or other plan hereafter adopted for the reinvestment of dividends or interest provided that such Common Shares are issued at a price at least equal to 95% of the Current Market Price of the Common Shares at the time of such issuance), the conversion price shall be adjusted so that the holder of each Security shall be entitled to receive, upon the conversion thereof, the number of Common Shares determined by multiplying
(i) the conversion price on the day immediately prior to such date of issuance by (ii) a fraction, the numerator of which shall be the sum of (A) the number of Common Shares outstanding on such date and (B) the number of additional Common Shares issued (or into which the convertible securities may convert), and the denominator of which shall be the sum of (1) the number of Common Shares outstanding on such date and (2) the number of Common Shares which the aggregate consideration receivable by the Company for the total number of Common Shares so issued (or into which the convertible securities may convert) would purchase at such conversion price on such date. An adjustment made pursuant to this paragraph (h) shall be made on the next Business Day following the date on which any such issuance is made and shall be effective retroactively immediately after the close of business on such date. For purposes of this paragraph (h), the aggregate consideration receivable by the Company in connection with the issuance of Common Shares or of securities convertible into Common Shares shall be deemed to be equal to the sum of the aggregate offering price (before


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deduction of underwriting discounts or commissions and expenses payable to third parties) of all such securities plus the minimum aggregate amount, if any, payable upon conversion of any such convertible securities into Common Shares.

      (i) The reclassification of Common Shares into securities which include securities other than Common Shares (other than any reclassification upon a consolidation or merger to which Section 1311 applies) shall be deemed to involve (i) a distribution of such securities other than Common Shares to all holders of Common Shares (and the effective date of such reclassification shall be deemed to be "the date fixed for the determination of stockholders entitled to such distribution" within the meaning of paragraph (d) of this Section), and
(ii) a subdivision or combination, as the case may be, of the number of Common Shares outstanding immediately prior to such reclassification into the number of Common Shares outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision becomes effective" or "the day upon which such combination becomes effective," as the case may be, and "the day upon which such subdivision or combination becomes effective" within the meaning of paragraph (c) of this Section).

      In the event that the Company implements a stockholders' rights plan, such rights plan must provide that upon conversion of the Securities the Holders will receive, in addition to the Common Shares issuable upon such conversion, such rights whether or not such rights have been separated from the Common Shares at the time of such conversion, provided that such rights constitute "prescribed securities" for purposes of Clause 212(1)(b)(vii)(E) of the Income Tax Act (Canada).

      Rights or warrants issued by the Company to all holders of the Common Shares entitling the holders thereof to subscribe for or purchase Common Shares (either initially or under certain circumstances), which rights or warrants (i) are deemed to be transferred with such Common Shares, (ii) are not exercisable and (iii) are also issued in respect of future issuances of Common Shares, in each case in clauses (i) through (iii) until the occurrence of a specified event or events ("Trigger Event"), shall for purposes of this Section 1304 not be deemed issued or distributed until the occurrence of the earliest Trigger Event, whereupon such rights and warrants shall be deemed to have been distributed and an appropriate adjustment (if any is required) to the Conversion Price shall be made under this Section 1304. If any such rights or warrants, including any such existing rights or warrants distributed prior to the date of this Indenture are subject to subsequent events, upon the occurrence of each of which such rights or warrants shall become exercisable to purchase different securities, evidences of indebtedness or other assets, then the occurrence of each such event shall be deemed to be such date of issuance and record date with respect to new rights or warrants (and a termination or expiration of the existing rights or warrants without exercise by the holder thereof). In addition, in the event of any distribution (or deemed distribution) of rights or warrants, or any Trigger Event with respect thereto, that was counted for purposes of calculating a distribution amount for which an adjustment to the Conversion Price under this
Section 1304 was made, (1) in the case of any such rights or warrant which shall all have been redeemed or repurchased without exercise by any holders thereof, the Conversion Price shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or


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repurchase price received by a holder or holders of Common Shares with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all holders of Common Shares as of the date of such redemption or repurchase, and (2) in the case of such rights or warrants which shall have expired or been terminated without exercise by any holders thereof, the Conversion Price shall be readjusted as if such rights and warrants had not been issued.

      Notwithstanding any other provision of this Section 1304 to the contrary, rights, warrants, evidences of indebtedness, other securities, cash or other assets (including, without limitation, any rights distributed pursuant to any stockholder rights plan) shall be deemed not to have been distributed for purposes of this Section 1304 if the Company makes proper provision so that each holder of Securities who converts a Security (or any portion thereof) after the date fixed for determination of stockholders entitled to receive such distribution shall be entitled to receive upon such conversion, in addition to the Common Shares issuable upon such conversions, the amount and kind of such distributions that such holder would have been entitled to receive if such holder had, immediately prior to such determination date, converted such Security into Common Shares.

      (j) For purposes of this Section 1304, the following terms shall have the meaning indicated:

            (1) "Closing Price" with respect to any securities on any day shall mean the last reported sales price regular way or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case on the American Stock Exchange or, if the Common Shares are not listed or admitted to trading on such exchange, on the principal national securities exchange on which the Common Shares are listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, on the Nasdaq National Market or, if the Common Shares are not listed or admitted to trading on any national securities exchange or quoted on such National Market, the average of the closing bid and asked prices in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by the Company for that purpose.

            (2) "Current Market Price" shall mean the average of the daily Closing Prices for five consecutive Trading Days selected by the Company commencing not more than 10 Trading Days before the date in question; provided, however, that (i) if the "ex" date for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the conversion price pursuant to paragraph (a), (b), (c),
      (d), (e), (f), (g) or (h) above occurs during such 5 consecutive Trading Days, the Closing Price for each Trading Day prior to the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the same fraction by which the conversion price is so required to be adjusted as a result of such other event, (ii) if the "ex" date for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the conversion price pursuant to paragraph
      (a), (b), (c), (d), (e), (f), (g) or (h) above occurs on or after the "ex" date for the issuance or distribution requiring such computation and on or prior to the date in question, the Closing Price for each Trading Day on


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




      and after the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the reciprocal of the fraction by which the conversion price is so required to be adjusted as a result of such other event, (ii) if the "ex" date for the issuance or distribution requiring such computation is on or prior to the date in question, after taking into account any adjustment required pursuant to clause (ii) of this proviso, the Closing Price for each Trading Day on or after such "ex' date shall be adjusted by adding thereto the amount of any cash and the fair market value on the date in question (as determined by the Board of Directors in a manner consistent with any determination of such value for purposes of paragraph (d), (e), (f) or (g) of this Section, whose determination shall be conclusive and described in a Board Resolution) of the evidences of indebtedness, shares of capital stock or assets being distributed applicable to one Common Share as of the close of business on the day before such "ex" date. For the purpose of any computation under paragraph (f) or (g) of this Section, the Current Market Price on any date shall be deemed to be the average of the daily Closing Prices for such day and the next two succeeding Trading Days; provided, however that if the "ex" date for any event (other than the tender offer or exchange offer requiring such computation) that requires an adjustment to the conversion price pursuant to paragraph (a), (b), (c), (d), (e), (f), (g) or (h) above occurs on or after the Expiration Time or Offer Expiration Time as the case may be, for the tender offer or exchange offer requiring such computation and prior to the day in question, the Closing Price for each Trading Day prior to the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the same fraction by which the conversion price is so required to be adjusted as a result of such other event. For purposes of this paragraph, the term "`ex' date," (i) when used with respect to any issuance or distribution, means the first date on which the Common Shares trade regular way on the relevant exchange or in the relevant market from which the Closing Prices were obtained without the right to receive such issuance or distribution, (ii) when used with respect to any subdivision or combination of Common Shares, means the first date on which the Common Shares trade regular way on such exchange or in such market after the time at which such subdivision or combination becomes effective, and (iii) when used with respect to any tender offer or exchange offer means the first date on which the Common Shares trade regular way on such exchange or in such market after the Expiration Time or Offer Expiration Time, as the case may be.

            (3) "Trading Day" shall mean (x) if the applicable security is listed or admitted for trading on the American Stock Exchange or another national security exchange, a day on which the American Stock Exchange or another national security exchange is open for business or (y) if the applicable security is quoted on the Nasdaq National Market, a day on which trades may be made thereon or (z) if the applicable security is not so listed, admitted for trading or quoted, any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

      (k) The Company may make such reductions in the conversion price, in addition to those required by paragraphs (a), (b), (c), (d), (e), (f), (g) and
(h) of this Section, as it considers to be advisable (as evidenced by a Board Resolution) in order that any event treated for U.S. federal income tax purposes


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




as a dividend of stock or stock rights shall not be taxable to the recipients or, if that is not possible, to diminish any income taxes that are otherwise payable because of such event.

      (l) No adjustment in the conversion price shall be required unless such adjustment (plus any other adjustments not previously made by reason of this paragraph (I)) would require an increase or decrease of at least 1% in the conversion price; provided, however, that any adjustments which by reason of this paragraph (I) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

      (m) Notwithstanding any other provision of this Section 1304, no adjustment to the conversion price shall reduce the conversion price below the then par value per share of the Common Shares, and any such purported adjustment shall instead reduce the conversion price to such par value. The Company hereby covenants not to take any action to increase the par value per share of the Common Shares.

SECTION 1305.  NOTICE OF ADJUSTMENTS OF CONVERSION PRICE.

      Whenever the conversion price is adjusted as herein provided:

      (a) the Company shall compute the adjusted conversion price in accordance with Section 1304 and shall prepare an Officers' Certificate signed by the Treasurer of the Company setting forth the adjusted conversion price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed (with a copy to the Trustee) at each office or agency maintained for the purpose of conversion of Securities pursuant to
Section 1002; and

      (b) a notice stating that the conversion price has been adjusted and setting forth the adjusted conversion price shall forthwith be prepared, and as soon as practicable after it is prepared, such notice shall be mailed by the Company to all Holders at their last addresses as they shall appear in the Security Register.

      Unless and until a Responsible Officer of the Trustee shall have received an Officer's Certificate setting forth an adjustment in the conversion price, the Trustee may assume without injury that no such adjustment has been made and that the last conversion price of which it has received notice remains in effect.

SECTION 1306.  NOTICE OF CERTAIN CORPORATE ACTION.

      In case:

      (a) the Company shall declare a dividend (or any other distribution) on its Common Shares payable (i) otherwise than exclusively in cash or (ii) exclusively in cash in an amount that would require a conversion price adjustment pursuant to paragraph (e) of Section 1304; or



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      (b) the Company shall authorize the granting to the holders of its Common
Shares of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any other rights (excluding shares of capital stock or options for capital stock issued pursuant to a benefit plan for employees, officers or directors of the Company); or

      (c) of any reclassification of the Common Shares (other than a subdivision or combination of the outstanding Common Shares), or of any consolidation, merger or share exchange to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

      (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

      (e) the Company or any Subsidiary shall commence a tender offer for all or a portion of the outstanding Common Shares (or shall amend any such tender offer to change the maximum number of shares being sought or the amount or type of consideration being offered therefor); then the Company shall cause to be filed (with a copy to the Trustee) at each office or agency maintained pursuant to
Section 1002, and shall cause to be mailed to all Holders at their last addresses as they shall appear in the Security Register, at least 21 days (or 11 days in any case specified in clause (a), (b) or (c) above) prior to the applicable record, effective or expiration date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or granting of rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Shares of record who will be entitled to such dividend, distribution, rights or warrants are to be determined, (y) the date on which such reclassification, consolidation, merger, share exchange, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Shares of record shall be entitled to exchange their Common Shares for securities, cash or other property deliverable upon such reclassification, consolidation, merger, share exchange, sale, transfer, dissolution, liquidation or winding up, or (z) the date on which such tender offer commenced, the date on which such tender offer is scheduled to expire unless extended, the consideration offered and the other material terms thereof (or the material terms of any amendment thereto). Neither the failure to give any such notice nor any defect therein shall affect the legality or validity of any action described in clauses (a) through (e) of this Section 1306.

SECTION 1307.  COMPANY TO RESERVE COMMON SHARES.

      The Company shall at all times reserve and keep available, free from preemptive rights, out of the authorized but unissued Common Shares or out of the Common Shares held in treasury, for the purpose of effecting the conversion of Securities, the full number of Common Shares then issuable upon the conversion of all outstanding Securities. Shares of Common Shares issuable upon conversion of outstanding Securities shall be issued out of the Common Shares held in Treasury to the extent available.



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SECTION 1308.     TAXES ON CONVERSIONS.

      The Company will pay any and all taxes (other than income taxes) that may be payable in respect of the issue or delivery of Common Shares on conversion of Securities pursuant hereto. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of Common Shares in a name other than that of the Holder of the Security or Securities to be converted, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid.

SECTION 1309.  COVENANT AS TO COMMON SHARES.

      The Company covenants that all Common Shares which may be issued upon conversion of Securities will upon issue be fully paid and nonassessable and, except as provided in Section 1308, the Company will pay all taxes, liens and charges with respect to the issue thereof.

SECTION 1310.  CANCELLATION OF CONVERTED SECURITIES.

      All Securities delivered for conversion shall be delivered to the Trustee to be canceled by or at the direction of the Trustee, which shall dispose of the same as provided in Section 309.

SECTION 1311.  PROVISIONS OF CONSOLIDATION, MERGER OR SALE OF ASSETS.

      (a) Subject to the provisions of subsection (b) below, in case of any amalgamation or consolidation of the Company with, or merger of the Company into, any other Person, any merger of another Person into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding Common Shares of the Company) or any sale or transfer of all or substantially all of the assets of the Company, the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, shall execute and deliver to the Trustee a supplemental indenture providing that the Holder of each Security then outstanding shall have the right thereafter, during the period such Security shall be convertible as specified in Section 1301, to convert such Security only in to the kind and amount of securities, cash and other property receivable upon such amalgamation, consolidation, merger, sale or transfer by a holder of the number of Common Shares of the Company into which such Security might have been converted immediately prior to such amalgamation, consolidation, merger, sale or transfer, and assuming such holder of Common Shares of the Company (i) is not a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be ("Constituent Person"), or an Affiliate of a Constituent Person and
(ii) failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer (provided that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer is not the same for each Common Share of the Company held immediately prior to such consolidation, merger, sale or transfer by others than a Constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("Non-electing Share"), then for the purpose of this Section the kind and amount of securities, cash and other property receivable upon such amalgamation, consolidation, merger, sale or transfer by the holders of each Non-electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-electing Shares), and further assuming, if such consolidation, amalgamation, arrangement, merger, sale or lease occurs prior to the later of 60 days following the date of original issue of Securities, that the Security was convertible at the time of such occurrence at the conversion price specified in Section 1301 as adjusted from the issue date of such Security to such time as provided in this Article Thirteen subject to any requirements necessary to ensure that the Securities will be and will remain exempt from Canadian withholding tax including, without limitation, the requirement in effect on the date hereof that a Holder of Securities shall not be entitled to receive shares, other securities or property, other than securities that are "prescribed securities" as defined in
Section 6208 of the Regulations under the Income Tax Act (Canada), in the event that any such amalgamation, consolidation, merger or transfer occurs on or prior to the day that is five years plus one day after the date of original issue of the Securities. Such supplemental indenture shall provide for adjustments which, for events subsequent to the effective date of such supplemental indenture, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article. The above provisions of this Section 1311 shall similarly apply to successive consolidations, mergers, sales or transfers. Notice of the execution of such a supplemental indenture shall be given by the Company to the Holder of each Security as provided in this Indenture promptly upon such execution.

      (b) Notwithstanding any provisions of this Article Thirteen to the contrary, if any amalgamation, consolidation, merger, sale or transfer should occur on or prior to the day that is five years plus one day from the date of issue of the Securities issued hereunder, a holder of a Security shall not be entitled in any circumstances to convert such Security into securities, cash or other property (the "Substituted Properties") unless all such Substituted Properties are "prescribed securities" with respect to such Security for purposes of clause 212(1)(b)(vii)(E) of the Income Tax Act (Canada).

SECTION 1312.  TRUSTEE'S DISCLAIMER.

      The Trustee and any other conversion agent shall not at any time be under any duty or responsibility to any holder of Securities to determine whether any facts exist that may require any adjustment of the conversion price or notice thereof, or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed herein or in any supplemental indenture provided to be employed, in making the same and shall be protected in relying upon the Officers' Certificate with respect thereto which the Company is required to file with the Trustee pursuant to Section 1305. The Trustee and any other conversion agent shall not be accountable with respect to the validity or value (or the kind or amount) of any Common Shares, or of any securities or property, that may at any time be issued or delivered upon the conversion of any Security; and the Trustee and any other conversion agent make no representations with respect thereto or any actions or omission by the Company in such regard. Neither the Trustee nor any conversion agent shall be responsible for any failure of the Company to issue, transfer or deliver any Common Shares or stock certificates or other securities or property or cash upon


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the surrender of any Security for the purpose of conversion or to comply with any of the duties, responsibilities or covenants of the Company contained in this Article Thirteen.

      The Trustee shall not be under any responsibility to determine or verify the correctness of any provisions contained in any supplemental indenture executed pursuant to Section 1311, but may accept as conclusive evidence of the correctness thereof, and shall be protected in relying upon, the Officers' Certificate with respect thereto which the Company is obligated to file with the Trustee pursuant to Section 1311.

                                ARTICLE FOURTEEN

                           RIGHT TO REQUIRE REPURCHASE

SECTION 1401.  RIGHT TO REQUIRE REPURCHASE.

      In the event that there shall occur a Repurchase Event (as defined in Section 1406), then each Holder shall have the right, at such Holder's option, to require the Company to purchase, and upon the exercise of such right, the Company shall, subject to the provisions of Section 1203, purchase, all or any part of such Holder's Securities on the date (the "Repurchase Date") that is 45 days after the date the Company gives notice of the Repurchase Event as contemplated in Section 1402(a) at a price (the "Repurchase Price") equal to 100% of the principal amount thereof, together with accrued and unpaid interest to the Repurchase Date. At the option of the Company, the Repurchase Price may be paid in cash, or except as otherwise provided herein, by delivery of Common Shares having a fair market value equal to the Repurchase Price; PROVIDED that payment may not be made in Common Shares unless at the time of payment such stock is listed on a national securities exchange or quoted on Nasdaq. For purposes of this Section, the fair market value of Common Shares shall be determined by the Company and shall be equal to 95% of the average of the Closing Prices per share for the five consecutive Trading Days ending on and including the third Trading Day immediately preceding the Repurchase Date.

SECTION 1402.  NOTICE; METHOD OF EXERCISING REPURCHASE RIGHT.

      (a) On or before the 15th day after the occurrence of a Repurchase Event, the Company, or at the written request of the Company received by the Trustee at least 30 days prior to the Repurchase Date, the Trustee (in the name and at the expense of the Company), in its capacity as tender agent (for which services it shall be reasonably compensated), shall give notice of the occurrence of the Repurchase Event and of the repurchase right set forth herein arising as a result thereof by first-class mail, postage prepaid, to the Trustee and to each Holder of the Securities at such Holder's address appearing in the Security Register. The Company shall also deliver a copy of such notice of a repurchase right to the Trustee.

      Each notice of a repurchase right shall state:

            (1) the event constituting the Repurchase Event and the date thereof,

            (2)   the Repurchase Date,



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            (3)   the date by which the repurchase right must be exercised,

            (4) that such repurchase right, once exercised, may be withdrawn on or prior to the close of business on the Business Day immediately prior to the Repurchase Date.

            (5)   the Repurchase Price, and

            (6) the instructions a Holder must follow to exercise a repurchase right.

      In addition, at least two Business Days preceding the Repurchase Date, the Company shall give to all Holders of the Securities, in the manner provided in the Indenture notice specifying whether the Repurchase Price will be payable in cash or Common Shares and shall deliver a copy of such notice to the Trustee.

      No failure of the Company to give the foregoing notice shall limit any Holder's right to exercise a repurchase right. The Trustee shall have no affirmative obligation to determine if there shall have occurred a Repurchase Event.

      (b) To exercise a repurchase right, a Holder shall deliver to the Company (or an agent designated by the Company for such purpose in the notice referred to in (a) above) and to the Trustee on or before the close of business on the Repurchase Date (i) written notice of the Holder's exercise of such right, which notice shall set forth the name of the Holder, the principal amount of the Security or Securities (or portion of a Security) to be repurchased, and a statement that an election to exercise the repurchase right is being made thereby, and (ii) the Security or Securities with respect to which the repurchase right is being exercised, duly endorsed for transfer to the Company. The repurchase right, once exercised by such Holder, may be withdrawn on or prior to the close of business on the Business Day immediately prior to the Repurchase Date. If the Repurchase Date falls between any Regular Record Date and the next succeeding Interest Payment Date, Securities to be repurchased must be accompanied by payment from the Holder of an amount equal to the interest thereon which the registered Holder thereof is to receive on such Interest Payment Date.

      In the event a repurchase right shall be exercised in accordance with the terms hereof, the Company shall on the Repurchase Date pay or cause to be paid in cash to the Holder thereof the Repurchase Price of the Security or Securities as to which the repurchase right had been exercised. In the event that a repurchase right is exercised with respect to less than the entire principal amount of a surrendered Security, the Company shall execute and deliver to the Trustee and the Trustee shall authenticate for issuance in the name of the Holder a new Security or Securities in the aggregate principal amount of the unrepurchased portion of such surrendered security.

SECTION 1403.  DEPOSIT OF REPURCHASE PRICE.

      On or prior to 10:00 a.m. (New York City time) on any Repurchase Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as


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provided in Section 1003) an amount of money in same day funds or Common Shares sufficient to pay the Repurchase Price of the Securities which are to be repaid on the Repurchase Date.

SECTION 1404.  SECURITIES NOT REPURCHASED ON REPURCHASE DATE.

      If any Security surrendered for repurchase shall not be so paid on the Repurchase Date, the principal shall, until paid, bear interest to the extent permitted by applicable law from the Repurchase Date at the rate per annum borne by such Security.

SECTION 1405.  SECURITIES REPURCHASED IN PART.

      Any Security which is to be repurchased only in part shall be surrendered at any office or agency of the Company designated for that purpose pursuant to
Section 1002 (with, if the Company or the Trustee so requires, due endorsement by, or written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unrepurchased portion of the principal of the Security so surrendered.

SECTION 1406.  CERTAIN DEFINITIONS.

      For purposes of this Article:

      (a) A "Repurchase Event" shall have occurred upon the occurrence of a Change in Control after the date of this Indenture.

      (b) A "Change in Control" shall occur when:

            (i) all or substantially all of the Company's assets are sold as an entirety to any person or related group of persons;

            (ii) there shall be consummated any consolidation or merger of the Company (A) in which the Company is not the continuing or surviving corporation (other than a consolidation or merger with a wholly owned subsidiary of the Company in which all Common Shares outstanding immediately prior to the effectiveness thereof are changed into or exchanged for the same consideration) or (B) pursuant to which the Common Shares would be converted into cash, securities or other property, in each case, other than a consolidation or merger of the Company in which the holders of the Common Shares immediately prior to the consolidation or merger have, directly or indirectly, at least a majority of the total voting power of all classes of capital stock entitled to vote generally in the election of directors of the continuing or surviving corporation immediately after such consolidation or merger in substantially the same proportion as their ownership of Common Shares immediately before such transaction;



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            (iii) any person, or any persons acting together which would constitute a group" for purposes of Section 13(d) of the Exchange Act (a "Group"), together with any Affiliates thereof, shall beneficially own (as defined in Rule 13d-3 under the Exchange Act) at least 50% of the total voting power of all classes of capital stock of the Company entitled to vote generally in the election of directors of the Company; or

            (iv) the Company is liquidated or dissolved or adopts a plan of liquidation or dissolution;

PROVIDED, HOWEVER, that a Change in Control shall not be deemed to have occurred if either (x) the Closing Price per share on any five Trading Days within the period of 10 consecutive Trading Days ending immediately after the later of the date of the Change in Control or the date of the public announcement of the Change in Control (in the case of a Change in Control under Clause (iii) above) or the period of 10 consecutive Trading Days ending immediately prior to the date of the Change in Control (in the case of a Change in Control under Clause
(i) and (ii) above) shall equal or exceed 105% of the conversion price in effect on such Trading Day or (y) all the consideration (excluding cash payments for fractional shares) to be paid for the Common Shares in a transaction or transactions constituting the Change in Control as described in Clause (i) or
(ii) above consists of shares of common stock traded on a United States national securities exchange or quoted on Nasdaq National Market System and as a result of such transaction or transactions the Securities become convertible solely into such common stock, and such common stock is a "prescribed security" with respect to the Securities for purposes of clause 212(1)(b)(vii)(E) of the Income Tax Act (Canada);

SECTION 1407.  MERGER, CONSOLIDATION, ETC.

      In the case of any merger, consolidation, sale or transfer of all or substantially all of the assets of the Company to which Section 1311 applies, in which the Common Shares of the Company is changed or exchanged as a result into the right to receive securities, cash or other property which includes Common Shares of the Company or common stock of another Person that are, or upon issuance will be, traded on a United States national securities exchange or approved for trading on an established automated over-the-counter trading market in the United States and such shares constitute at the time such change or exchange becomes effective in excess of 50% of the aggregate fair market value of such shares of stock and other securities, property and assets (including cash) (as determined by the Company, which determination shall be conclusive and binding and evidenced by a Board Resolution), then the Company and the Person resulting from such merger, consolidation, sale or transfer, as the case may be, shall execute and deliver to the Trustee a supplemental indenture (which shall comply with the Trust Indenture Act as in force at the date of execution of such supplemental indenture) modifying the provisions of this Indenture relating to the right of Holders to cause the Company to repurchase the Securities following a Repurchase Event, including without limitation the applicable provisions of this Article Fourteen and the definitions of the Common Shares and Change of Control, as appropriate, and such other related definitions set forth herein as determined in good faith by the Company (which determination shall be conclusive and binding), to make such provisions apply in the event of a subsequent


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Repurchase Event to the common stock and the issuer thereof if different from the Company and the Common Shares of the Company (in lieu of the Company and Common Shares of the Company).



                                 ARTICLE FIFTEEN

                                    SECURITY

SECTION 1501.  SECURITY AND PLEDGE AGREEMENT.

      In order to secure the due and punctual payment of the principal of (premium and Additional Amounts, if any) and interest on the Securities when and as the same shall be due and payable, whether on an Interest Payment Date, at the Stated Maturity, by acceleration, call for redemption, or otherwise, and interest on the overdue principal, premium and Additional Amounts and interest, if any, of the Securities and performance of all other obligations of the Company to the Holders or the Trustee under this Indenture and the Securities, according to the terms hereunder or thereunder, the Company will make an assignment of its right, title and interest in and to the Collateral to the Trustee pursuant to the Security and Pledge Agreement and to the extent therein provided, no later than the Closing Date. Each Holder, by its acceptance of a Security, consents and agrees to the terms of the Security and Pledge Agreement (including, without limitation, the provisions providing for foreclosure and release of Collateral) as the same may be in effect or may be amended from time to time in accordance with the terms thereof and hereof. The Company (a) will forever warrant and defend the title to the Collateral against the claims of all persons whatsoever (including the holders of Senior Indebtedness), (b) will execute, acknowledge and deliver to the Trustee such further assignments, transfers, assurances or other instruments as the Trustee may reasonably require or request, and (c) will do or cause to be done all such acts and things as may be necessary and proper, or as may be required by the Trustee, to assure and confirm to the Trustee the security interest in the Collateral contemplated hereby and by the Security and Pledge Agreement or any part thereof, as from time to time constituted, so as to render the same available for the security and benefit of this Indenture and of the Securities secured hereby, according to the intent and purposes herein expressed. The Company shall take, or cause its Subsidiaries to take, upon request of the Trustee, any and all actions reasonably requested to cause the Security and Pledge Agreement to create and maintain, as security for this Indenture and the obligations of the Company, except as expressly otherwise contemplated by the Security and Pledge Agreement, a valid and enforceable first priority Lien in and on the Collateral, in favor of the Trustee, superior to and prior to the rights of all third Persons, and subject to no other Liens.

SECTION 1502.  RECORDING, ETC.

      (a) The Company will cause, at its own expense, the Security and Pledge Agreement and this Indenture and all amendments or supplements thereto to be registered, recorded and filed or re-recorded, re-filed and renewed in such manner and in such place or places, if any, as may be required by law in order


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fully to preserve and protect the security interests created under the Security and Pledge Agreement and to effectuate and preserve the security therein of the Holders and all rights of the Trustee.

      (b) The Company shall furnish to the Trustee, within 30 days after any such action set forth in subsection (a) above is taken, and annually on each anniversary of the Closing Date, an Officers' Certificate and an Opinion of Counsel complying with all requirements of the Trust Indenture Act and stating that such action has been taken in accordance with Section 1502(a) of this Indenture.

SECTION 1503.  INTENTIONALLY LEFT BLANK.

SECTION 1504.  CERTIFICATES OF THE COMPANY.

      In addition to all certificates and documents required to be furnished by the Company under the Security and Pledge Agreement, the Company shall furnish to the Trustee, prior to the proposed release of Collateral pursuant to this Indenture and the Security and Pledge Agreement, (i) all documents required by TIA ss. 314(d) and (ii) an Opinion of Counsel to the effect that such accompanying documents constitute all documents required by TIA ss.
314(d).

SECTION 1505.  SUITS TO PROTECT THE COLLATERAL.

      The Trustee shall have power to institute and maintain such suits and proceedings as it may deem expedient to prevent any impairment of the Collateral by any acts which may be unlawful or in violation of the Security and Pledge Agreement or this Indenture, and such suits and proceedings as the Trustee may deem expedient to preserve or protect its interests and the interests of the Holders in the Collateral (including power to institute and maintain suits or proceedings to restrain the enforcement of or compliance with any legislative or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid if the enforcement of, or compliance with, such enactment, rule or order would impair the security hereunder or be prejudicial to the interests of the Holders of the Trustee).

SECTION 1506. AUTHORIZATION OF RECEIPT OF FUNDS BY THE TRUSTEE UNDER THE SECURITY AND PLEDGE AGREEMENT.

      The Trustee is authorized to receive any funds for the benefit of the Holders distributed under the Security and Pledge Agreement, and to make further distributions of such funds to the Holders according to the provisions of this Indenture.




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      IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.


                                    NORTH AMERICAN VACCINE, INC.



                                    By:  /s/ Daniel J. Abdun-Nabi
                                         ---------------------------------
                                         Daniel J. Abdun-Nabi, Senior Vice
                                         President-Legal Affairs



                                    By:  /s/ Lawrence J. Hineline
                                         ---------------------------------
                                         Lawrence J. Hineline - Vice
                                         President-Finance


                                    BANKERS TRUST COMPANY, as Trustee



                                    By:  /s/ Ednora G. Linares
                                         ---------------------------------
                                         Name:  Ednora G. Linares
                                         Title: Assistant Vice President